UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

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☐	Soliciting Material Pursuant to §240.14a-12

Cytogen Corporation

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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CYTOGEN CORPORATION

650 College Road East, Suite 3100

Princeton, New Jersey 08540

May 5, 2004

To Our Stockholders:

You are cordially invited to attend the 2004 Annual Meeting of Stockholders of Cytogen Corporation at 11:00 A.M., local time, on Tuesday, June 15, 2004, at the Hyatt Regency Princeton, 102 Carnegie Center, Princeton, New Jersey 08540.

The Notice of Meeting and Proxy Statement on the following pages describe the matters to be presented at the meeting.

It is important that your shares be represented at this meeting to assure the presence of a quorum. Whether or not you plan to attend the meeting, we hope that you will have your stock represented by signing, dating and returning your proxy in the enclosed envelope, as soon as possible. Your stock will be voted in accordance with the instructions you have given in your proxy.

Thank you for your continued support.

Sincerely,

Michael D. Becker
President and Chief Executive Officer

CYTOGEN CORPORATION

650 College Road East, Suite 3100

Princeton, New Jersey 08540

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held June 15, 2004

The Annual Meeting of Stockholders (the “Meeting”) of CYTOGEN CORPORATION, a Delaware corporation (the “Company”), will be held at the Hyatt Regency Princeton, 102 Carnegie Center, Princeton, New Jersey, on Tuesday, June 15, 2004, at 11:00 A.M., local time, for the following purposes:

(1)	To elect eight directors to serve until the next Annual Meeting of Stockholders and until their respective successors shall have been duly elected and qualified;

(2)	To adopt the Company’s 2004 Stock Incentive Plan;

(3)	To adopt the Company’s 2004 Non-Employee Director Stock Incentive Plan; and

(4)	To transact such other business as may properly come before the Meeting or any adjournment or adjournments thereof.

Holders of Common Stock of record at the close of business on April 21, 2004 are entitled to notice of and to vote at the Meeting, or any adjournment or adjournments thereof. A complete list of such stockholders will be open to the examination of any stockholder at the Company’s principal executive offices at 650 College Road East, Suite 3100, Princeton, New Jersey 08540, for a period of 10 days prior to the Meeting. The Meeting may be adjourned from time to time without notice other than by announcement at the Meeting.

IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED REGARDLESS OF THE NUMBER OF SHARES YOU MAY HOLD. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON, PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY CARD AND MAIL IT PROMPTLY IN THE ENCLOSED RETURN ENVELOPE. THE PROMPT RETURN OF PROXIES WILL ENSURE A QUORUM AND SAVE THE COMPANY THE EXPENSE OF FURTHER SOLICITATION. EACH PROXY GRANTED MAY BE REVOKED BY THE STOCKHOLDER APPOINTING SUCH PROXY AT ANY TIME BEFORE IT IS VOTED. IF YOU RECEIVE MORE THAN ONE PROXY CARD BECAUSE YOUR SHARES ARE REGISTERED IN DIFFERENT NAMES OR ADDRESSES, EACH SUCH PROXY CARD SHOULD BE SIGNED AND RETURNED TO ASSURE THAT ALL OF YOUR SHARES WILL BE VOTED.

By Order of the Board of Directors

Rita A. Auld
Corporate Secretary

Princeton, New Jersey

May 5, 2004

The Company’s 2003 Annual Report accompanies the Proxy Statement.

CYTOGEN CORPORATION

650 College Road East, Suite 3100

Princeton, New Jersey 08540

PROXY STATEMENT

This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of Cytogen Corporation (also referred to in this Proxy Statement as the “Company”, “Cytogen”, “we” or “us”) of proxies to be voted at our Annual Meeting of Stockholders to be held on Tuesday, June 15, 2004 at the Hyatt Regency Princeton, 102 Carnegie Center, Princeton, New Jersey at 11:00 a.m., local time, and at any adjournment or adjournments thereof. Holders of record of our common stock, $.01 par value per share, as of the close of business on April 21, 2004, will be entitled to notice of and to vote at the Annual Meeting and any adjournment or adjournments thereof. As of that date, there were 15,214,249 shares of common stock issued and outstanding and entitled to vote. Each share of common stock is entitled to one vote on any matter presented at the Annual Meeting. The aggregate number of common stock votes entitled to be cast at the Annual Meeting is 15,214,249. The holders of common stock will vote as a single class for each proposal.

If proxies in the accompanying form are properly executed and returned, the shares of common stock represented thereby will be voted in the manner specified therein. If not otherwise specified, the shares of common stock represented by the proxies will be voted:

(i) FOR, the election of the eight nominees named below as directors;

(ii) FOR, the adoption of the Company’s 2004 Stock Incentive Plan;

(iii) FOR, the adoption of the Company’s 2004 Non-Employee Director Stock Incentive Plan; and

(iv) in the discretion of the persons named in the enclosed form of proxy, on any other proposals which may properly come before the Annual Meeting or any adjournment or adjournments thereof.

Any stockholder who has submitted a proxy may revoke it at any time before it is voted, by written notice addressed to and received by our Corporate Secretary, by submitting a duly executed proxy bearing a later date or by electing to vote in person at the Annual Meeting. The mere presence at the Annual Meeting of the person appointing a proxy does not, however, revoke the appointment.

The presence, in person or by proxy, of holders of shares of our common stock in the aggregate having a majority of the votes entitled to be cast by the holders of common stock at the Annual Meeting shall constitute a quorum with respect to all matters presented. The affirmative vote by the holders of a plurality of the shares of common stock represented at the Annual Meeting is required for the election of directors, provided a quorum of such stockholders is present in person or by proxy. All actions, other than the election of directors, may be taken upon the affirmative vote of stockholders possessing a majority of the requisite voting power represented at the Annual Meeting, provided a quorum is present in person or by proxy.

Abstentions are included in the shares present at the Annual Meeting for purposes of determining whether a quorum is present, and are counted as a vote against for purposes of determining whether a proposal is approved. Broker non-votes (when shares are represented at the Annual Meeting by a proxy specifically conferring only limited authority to vote on certain matters and no authority to vote on other matters) are included in the determination of the number of shares represented at the Annual Meeting for purposes of determining whether a quorum is present, but are not counted for purposes of determining whether a proposal has been approved and thus have no effect on the outcome.

This Proxy Statement, together with the related proxy card, is being mailed to our stockholders on or about May 5, 2004. The Annual Report to Stockholders of the Company for the year ended December 31, 2003, including financial statements, is being mailed together with this Proxy Statement to all stockholders of record as of April 21, 2004. In addition, we have provided brokers, dealers, banks, voting trustees and their nominees, at our expense, with additional copies of the Annual Report and proxy materials so that such record holders could supply such materials to beneficial owners as of April 21, 2004.

ELECTION OF DIRECTORS

At the Annual Meeting, eight directors are to be elected (which number shall constitute our entire Board of Directors) to hold office until the 2005 Annual Meeting of Stockholders, and until their successors shall have been elected and qualified. The holders of common stock, voting as a class, will elect each such director.

It is the intention of the persons named in the enclosed form of proxy to vote the stock represented thereby, unless otherwise specified in the proxy, for the election as directors of the persons whose names and biographies appear below. All such persons, are, at present, members of our Board of Directors. In the event any of the nominees should become unavailable or unable to serve as a director, it is intended that votes will be cast for a substitute nominee designated by our Board of Directors. Our Board of Directors has no reason to believe that the nominees named will be unable to serve if elected. Each of the nominees has consented to being named in this Proxy Statement and to serve if elected.

The nominees for election to our Board of Directors are as follows:

Name	Age	Served as a Director Since	Positions with the Company
James A. Grigsby	61	1996	Chairman of the Board

Michael D. Becker	35	2002	President, Chief Executive Officer and Director

John E. Bagalay, Jr.	70	1995	Director

Allen Bloom	60	2003	Director

Stephen K. Carter	66	1998	Director

Robert F. Hendrickson	71	1995	Director

Kevin G. Lokay	47	2001	Director

H. Joseph Reiser	57	1998	Director

The principal occupations and business experience, for at least the past five years, of each nominee are as follows:

James A. Grigsby has served on our Board of Directors since May 1996 and has served as Chairman of the Board since June 1998. Mr. Grigsby currently serves and has served as President and principal owner of Grigsby & Smith, a financial planning and investment management firm located in Pittsfield, MA, since January 2002. Previously, Mr. Grigsby was President of Cancer Care Management LLC, a consulting firm providing consulting services regarding cancer disease management issues. From 1989 to 1994, Mr. Grigsby was President of CIGNA Corporation’s International Life and Employee Benefits Division, which operated in over 20 countries worldwide, and prior to that period he also served as the head of CIGNA’s national health care sales force. Prior to that period, since 1978, he held a number of executive positions with CIGNA Corporation. Mr. Grigsby received a B.A. degree in Mathematics from Baylor University and is a Fellow of the Society of Actuaries.

Michael D. Becker currently serves as our President and Chief Executive Officer. Mr. Becker joined Cytogen in April 2001 and has served in positions of increasing responsibility, including Chief Executive Officer of the Company’s AxCell Biosciences subsidiary and Vice President, Business Development and Industry

Relations. Prior to joining Cytogen, he was with Wayne Hummer Investments LLC, a Chicago-based regional brokerage firm from July 1996 to April 2001, where he held senior positions as a biotechnology analyst, investment executive and portfolio manager in addition to participating in sales management activities. Mr. Becker attended DePaul University.

John E. Bagalay, Jr. has served on our Board of Directors since October 1995. Dr. Bagalay was a director of Cellcor, Inc. prior to our acquisition of Cellcor in October 1995. He was our interim President and CEO from January 1998 to September 1998, and our Chief Financial Officer from October 1987 to September 1988. He has been the Director of Special Projects in the Life Sciences in the Technology Commercialization Institute at Boston University since November 2003. He has been Senior Advisor to the Chancellor, Boston University since January 1998. He was a director, Chief Operating Officer and Chief Financial Officer of Eurus Technologies, Inc. from January 1999 until August 2001 and Chief Executive Officer from October 2000 until August 2001. He has been a Director and Finance Director of Eurus International Limited, a company organized under the laws of England and Wales, since January 2000. He served as the Managing Director of the Community Technology Fund, the venture capital affiliate of Boston University, from September 1989 until January 1998. Dr. Bagalay has also served as General Counsel for Texas Commerce Bancshares, Houston First Financial Group and Lower Colorado River Authority, a regulated electric utility. Dr. Bagalay currently also serves on the boards of directors of Wave Systems Corporation and several privately held companies. Dr. Bagalay holds a B.A. degree in Politics, Philosophy and Economics and a Ph.D. degree in Political Philosophy from Yale University, and a J.D. degree from the University of Texas.

Allen Bloom has served on our Board of Directors since June 2003. Dr. Bloom, a patent attorney, was a partner at the law firm Dechert LLP, from 1994 until his retirement in December 2003. Dr. Bloom was Co-Chair of the Intellectual Property Group and headed a patent practice group which focused on biotechnology, pharmaceuticals and medical devices. For the nine years prior to that, he was Vice President, General Counsel and Secretary of The Liposome Company, Inc., a biotechnology company. His responsibilities there included management of patent, regulatory and licensing activities. Dr. Bloom also serves on the Board of Directors of Unigene Laboratories, Inc. Dr. Bloom holds a Ph.D. degree in Organic Chemistry from Iowa State University, a J.D. degree from New York Law School and a B.S. in Chemistry from Brooklyn College.

Stephen K. Carter has served on our Board of Directors since September 1998. Since 1997, Dr. Carter has been a consultant to the pharmaceutical industry. Dr. Carter was Senior Vice President of Research and Development at Boehringer Ingelheim Pharmaceuticals, Inc. from 1995 to 1997. Prior to joining Boehringer, Dr. Carter was Senior Vice President of Worldwide Clinical Research and Development at Bristol-Myers Squibb Company. From 1976 to 1982, Dr. Carter served as Director of the Northern California Cancer Program. Dr. Carter was also appointed to President Clinton’s panel for AIDS drug development. Dr. Carter is a director of Allos Therapeutics, Alfacell Corporation, Emisphere Technologies, Inc. and Vion Pharmaceuticals Inc. and several privately held companies. Dr. Carter received an A.B. in History from Columbia College and an M.D. degree from New York Medical College. He completed a medical internship and residency at Lenox Hill Hospital.

Robert F. Hendrickson has served on our Board of Directors since March 1995. Since 1990, Mr. Hendrickson has been a consultant to the pharmaceutical and biotechnology industries on strategic management and manufacturing issues. Prior to his retirement in 1990, Mr. Hendrickson was Senior Vice President of Manufacturing and Technology for Merck & Co., Inc. He is currently a trustee of the Carrier Foundation and previously served as a director of a number of public biotechnology companies including The Liposome Company, Inc. and Envirogen, Inc. Mr. Hendrickson received an A.B. degree from Harvard College and an M.B.A. degree from the Harvard Graduate School of Business Administration.

Kevin G. Lokay has served on our Board of Directors since January 2001. Mr. Lokay is currently Vice President, Oncology at GlaxoSmithKline Pharmaceuticals. Prior to joining GlaxoSmithKline in 1997, Mr. Lokay spent 16 years with Merck & Co., where his most recent assignment was Vice President, Worldwide Sales,

Marketing and Development in Merck’s Vaccine Division. Mr. Lokay joined Merck in 1981 as a sales representative, and progressed through numerous positions of increasing responsibilities in sales, market research, advertising, product management, and business development, while gaining experience in a wide variety of therapeutic areas, including antihypertensives, antiarrythmics, antibiotics, analgesics/anti-inflammatories, psychotherapeutics, vaccines, and gastro-intestinal products. Mr. Lokay is a director of the University of Sciences, Philadelphia, Pennsylvania. He holds an M.B.A. degree with a concentration in Marketing from the Krannert School of Management at Purdue University, and a B.A. degree in Economics from Lafayette College.

H. Joseph Reiser has served on our Board of Directors since August 1998. Dr. Reiser is currently a director and President and Chief Executive Officer of Locus Pharmaceuticals. Most recently, Dr. Reiser served as our President and Chief Executive Officer from August 1998 until December 2002. Dr. Reiser was also Corporate Vice President and General Manager, Pharmaceuticals and a member of the board of directors for Berlex Laboratories Inc., the U.S. subsidiary of Schering AG, from 1981 to 1998. During his 17 year tenure at Berlex, Dr. Reiser held positions of increasing responsibility, serving as the first President of Schering Berlin’s Venture Corporation, Vice President of Technology and Industry Relations, and Vice President of Drug Development and Technology. Previously, Dr. Reiser also served on the boards of Endeavor Pharmaceuticals and Personal Health Technologies Inc. Dr. Reiser received his Ph.D. in Physiology from Indiana University School of Medicine, where he also earned his Masters and Bachelor of Science degrees.

All directors will hold office until our next annual meeting of stockholders and until their successors shall have been duly elected and qualified. None of our directors are related to any other director or to any of our executive officers.

The Board of Directors recommends that stockholders vote FOR each of the nominees for the Board of Directors. Please note that proxies cannot be voted for a greater number of persons than the nominees named above.

CORPORATE GOVERNANCE

General

We believe that good corporate governance is important to ensure that we are managed for the long-term benefit of our stockholders. During the past year, we have continued to review our corporate governance policies and practices and to compare them to those suggested by various authorities in corporate governance and the practices of other public companies. We have also continued to review the provisions of the Sarbanes-Oxley Act of 2002, the new and proposed rules of the Securities and Exchange Commission and the new listing standards of the NASDAQ National Market.

Based on this review, in April 2004 our Board of Directors adopted Corporate Governance Guidelines. In 2004, we also amended and restated charters for our Audit and Finance Committee, our Nominating and Corporate Governance Committee and our Compensation Committee, and we amended and restated our Code of Business Conduct and Ethics. This section describes key corporate governance guidelines and practices that we have adopted. You can access our current committee charters, Corporate Governance Guidelines and Code of Business Conduct and Ethics in the “Corporate Governance” section of www.cytogen.com or by writing to: Rita A. Auld, Corporate Secretary, Cytogen Corporation, 650 College Road East, Suite 3100, Princeton, New Jersey 08540.

Corporate Governance Guidelines

The Board has adopted corporate governance guidelines to assist the Board in the exercise of its duties and responsibilities and to serve the best interests of the Company and its stockholders. These guidelines, which provide a framework for the conduct of the Board’s business, include that:

•	the principal responsibility of the directors is to oversee the management of the Company;

•	a majority of the members of the Board shall be independent directors;

•	the independent directors shall meet regularly in executive session;

•	directors shall have full and free access to management and, as necessary and appropriate, independent advisors;

•	new directors shall participate in an orientation program and all directors are expected to participate in continuing director education on an ongoing basis; and

•	at least annually the Board and its committees will conduct a self-evaluation to determine whether they are functioning effectively.

Determination of Independence

Under NASDAQ rules that become applicable to us on the date of the annual meeting, a director will only qualify as an “independent director” if, in the opinion of our Board of Directors, that person does not have a relationship which would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. Our Board of Directors has determined that none of John E. Bagalay, Jr., Allen Bloom, Stephen K. Carter, James A. Grigsby, Robert F. Hendrickson or Kevin G. Lokay has a relationship which would interfere with the exercise of independent judgment in carrying out the responsibilities of a director and that each of these directors is an “independent director” as defined under Rule 4200(a)(15) of the NASDAQ Stock Market, Inc. Marketplace Rules.

Director Candidates

The process followed by the Nominating and Corporate Governance Committee to identify and evaluate director candidates includes requests to Board members and others for recommendations, meetings from time to time to evaluate biographical information and background material relating to potential candidates and interviews of selected candidates by members of the Committee and the Board.

In considering whether to recommend any particular candidate for inclusion in the Board’s slate of recommended director nominees, the Nominating and Corporate Governance Committee will apply the criteria set forth in the Company’s Corporate Governance Guidelines. These criteria include the candidate’s integrity, business acumen, knowledge of our business and industry, age, experience, diligence, conflicts of interest and the ability to act in the interests of all stockholders. The Committee does not assign specific weights to particular criteria and no particular criterion is a prerequisite for any prospective nominee. We believe that the backgrounds and qualifications of our directors, considered as a group, should provide a composite mix of experience, knowledge and abilities that will allow the Board to fulfill its responsibilities.

The Nominating and Corporate Governance Committee will consider candidates recommended by stockholders. The Committee shall review and evaluate information available to it regarding candidates proposed by stockholders and shall apply the same criteria, and shall follow substantially the same process in considering them, as it does in considering other candidates.

Communication with the Independent Directors

The Board will give appropriate attention to written communications that are submitted by stockholders, and will respond if and as appropriate. The Chairman of the Board, with the assistance of our legal counsel, is primarily responsible for monitoring communications from stockholders and for providing copies or summaries to the other directors as he or she considers appropriate.

Under procedures approved by a majority of the independent directors, communications are forwarded to all directors if they relate to important substantive matters and include suggestions or comments that the Chairman of the Board considers to be important for the directors to know. In general, communications relating to corporate governance and long-term corporate strategy are more likely to be forwarded than communications relating to ordinary business affairs, personal grievances and matters as to which we tend to receive repetitive or duplicative communications.

Stockholders who wish to send communications on any topic to the Board should address such communications to the Board of Directors, c/o Corporate Secretary, Cytogen Corporation, 650 College Road East, Suite 3100, Princeton, New Jersey 08540.

Code of Business Conduct and Ethics

We have adopted a written Code of Business Conduct and Ethics that applies to our Directors, officers and employees, including our principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. We have posted the Code of Business Conduct and Ethics on our website, which is located at www.cytogen.com. In addition, we intend to disclose on our website any amendments to, or waivers from, any provision of the Code of Business Conduct and Ethics that applies to our principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

Board of Directors and Attendance by Members of the Board of Directors at Meetings

Our Board of Directors currently consists of James A. Grigsby, who serves as Chairman of the Board, Michael D. Becker, John E. Bagalay, Allen Bloom, Stephen K. Carter, Robert F. Hendrickson, Kevin G. Lokay and H. Joseph Reiser. There were seven meetings of the Board of Directors during 2003. During 2003, each incumbent director attended at least 75% of the aggregate of all meetings of the Board of Directors held during the period in which he served as a director and the total number of meetings held by the committee on which he served during the period, if applicable.

Our Corporate Governance Guidelines provide that directors are expected to attend the annual meeting of stockholders. All directors at the time of the 2003 Annual Meeting of Stockholders attended such meeting.

Committees of the Board

The Board of Directors has established three standing committees – the Audit and Finance Committee, the Compensation Committee and the Nominating and Corporate Governance Committee – each of which operates under a charter that has been approved by our Board of Directors. Current copies of each committee’s charter are posted on the Corporate Governance section of our website www.cytogen.com. In addition, our current Audit and Finance Committee Charter is attached hereto as Appendix C, our current Compensation Committee Charter is attached hereto as Appendix D and our current Nominating and Corporate Governance Committee Charter is attached hereto as Appendix E.

The Board of Directors has determined that all of the members of each of the Board’s three standing committees are independent as defined under the new rules of the NASDAQ Stock Market that become applicable to us on the date of the 2004 Annual Meeting, including, in the case of all members of the Audit and Finance Committee, the independence requirements contemplated by Rule 10A-3 under the Securities Exchange Act of 1934. In addition, all of the members of the Audit and Finance Committee are independent as defined by the rules of the NASDAQ Stock Market that apply to us until the date of the 2004 Annual Meeting.

Audit and Finance Committee of the Board of Directors

The Audit and Finance Committee currently consists of John E. Bagalay, Jr., who serves as Chairman, Robert F. Hendrickson and Stephen K. Carter. The Audit and Finance Committee was established in 1986 and held 12 meetings in 2003. The Audit and Finance Committee Charter was amended and restated on April 23, 2004. It is anticipated that each of Messrs. Bagalay, Hendrickson and Carter, if re-elected to the Board of Directors by our stockholders, will continue to serve on the Audit and Finance Committee. Our Audit and Finance Committee’s responsibilities include:

•	appointing, approving the compensation of, and assessing the independence of our independent auditor;

•	overseeing the work of our independent auditor, including through the receipt and consideration of certain reports from independent auditors;

•	reviewing and discussing with management and the independent auditors our annual and quarterly financial statements and related disclosures;

•	monitoring our internal control over financial reporting, disclosure controls and procedures and code of business conduct and ethics;

•	discussing our risk management policies;

•	establishing policies regarding hiring employees from the independent auditor and procedures for the receipt and retention of accounting related complaints and concerns;

•	meeting independently with our independent auditors and management; and

•	preparing the Report of the Audit and Finance Committee required by SEC rules (which is included on page 9 of this proxy statement).

Pursuant to the Audit and Finance Committee Charter, the Audit and Finance Committee has reviewed and discussed the audited financial statements for the year ended December 31, 2003 with our management and independent auditors. Additionally, the Audit and Finance Committee has discussed with the independent auditors the matters required by Statement of Auditing Standards (“SAS”) 61, has received the written disclosures and the letter from the independent auditors required by the Independence Standards Board Standard No. 1 and has discussed with the independent auditors the independent auditors’ independence. Based in part on the foregoing, the Audit and Finance Committee recommended to the Board of Directors that the financial statements as of and for the year ended December 31, 2003 audited by KPMG LLP be included in our Annual Report on Form 10-K.

The Board of Directors has determined that John E. Bagalay, Jr. is an “audit committee financial expert” as defined in Item 401(h) of Regulation S-K.

Compensation Committee of the Board of Directors

The Compensation Committee currently consists of Robert F. Hendrickson, who serves as Chairman, Allen Bloom and Kevin G. Lokay. The Compensation Committee was established in 1986 and currently acts under a charter adopted and approved on April 7, 2004. The Compensation Committee held 5 meetings in 2003. The primary responsibilities of the Compensation Committee include approving salaries and incentive compensation for our executive officers and administering our stock option plans. In addition, our Compensation Committee has the following principal duties:

•	annually reviewing and approving corporate goals and objectives relevant to CEO compensation;

•	determining the CEO’s compensation;

•	reviewing and approving, or making recommendations to the Board with respect to, the compensation of our other executive officers;

•	overseeing an evaluation of our senior executives;

•	overseeing and administering our cash and equity incentive plans; and

•	reviewing and making recommendations to the Board with respect to director compensation.

Nominating and Corporate Governance Committee of the Board of Directors

The Nominating and Corporate Governance Committee currently consists of Allen Bloom, who serves as Chairman, John E. Bagalay, Jr. and James A. Grigsby. The Nominating and Corporate Governance Committee was established in 1994 and did not hold any meetings in 2003. On April 7, 2004, the Board of Directors amended and restated the Nominating Committee charter such that it is now the Nominating and Corporate Governance Committee of the Board of Directors. The responsibilities of the Nominating and Corporate Governance Committee include:

•	identifying individuals qualified to become Board members;

•	recommending to the Board the persons to be nominated for election as directors and to each of the Board’s committees;

•	reviewing and making recommendations to the Board with respect to management succession planning;

•	developing and recommending to the Board corporate governance principles; and

•	overseeing an annual evaluation of the Board.

Directors’ Compensation

Each of our non-employee directors receives an annual retainer of $16,000, plus $2,000 for each board meeting attended in person ($500 if participation is by telephone). Any non-employee director who also chairs a board committee receives an additional annual fee of $6,000. Non-employee directors receive $1,000 for each committee meeting attended, except in the case of the Nominating and Corporate Governance Committee, in which case such payment is $500 ($500 if participation is by telephone), but receive no additional retainer for committee membership. The Chairman of the Board (who is not an employee of the Company) currently receives, based upon significant time spent on Company business, an additional annual retainer of $50,000.

Pursuant to our 1999 Non-Employee Director Plan (the “Director Plan”), each non-employee director receives an initial grant of options on the date of appointment equal to a pro-rata portion of 2,000 shares of our common stock, based upon the number of months remaining from the date of election until the one year anniversary of the preceding annual meeting. In addition, on the day following each annual meeting of the stockholders, each individual who is elected as a non-employee director shall automatically be granted options to purchase 1,000 shares of our common stock. The Chairman of the Board, unless the Compensation Committee determines otherwise, receives an additional grant of 1,500 options to purchase shares of our common stock on the date of each annual meeting. Options granted under the Director Plan are exercisable at a price equal to the average of the high and low sale prices of the common stock as reported on the Nasdaq National Market on the date of grant and vest in full (i.e., first become exercisable) at the first anniversary of the option grant date. Each director’s outstanding options granted under the Director Plan also become immediately exercisable in full: (i) upon the occurrence of a change of control of the Company; (ii) upon death or disability; or (iii) if the Non-Employee Director has served as a director of the Company for three years, upon resignation or retirement after age 55.

In addition, at the 2001 Annual Meeting of Stockholders, our stockholders adopted a proposal to amend the Director Plan to provide that non-employee directors shall receive, at the sole discretion of and after formal action by our Board of Directors, such number of shares of common stock that is equal to each such director’s cash compensation (including, but not limited to, annual service fees, fees payable for board and committee meetings attended and fees for committees chaired), (the “Cash Component”), divided by the fair market value of our common stock as of the date of issuance of such shares, (the “Compensation Shares”), which date shall be no earlier than the date on which the applicable Cash Component compensation becomes due and payable by us. Compensation Shares shall not be issued for services not yet rendered by such directors to the Company. Such amendments to the Director Plan further provide that in the event the board elects to issue Compensation Shares, such eligible directors shall receive Compensation Shares until, absent additional board action, at least such time as: (i) such director owns two thousand (2,000) shares of our common stock, excluding options or other rights to acquire shares of our common stock, whether exercisable or unexercisable; or (ii) if fewer than 2,000 shares are so owned, such smaller number of shares has a fair market value of in excess of one hundred thousand dollars ($100,000), excluding the value, if any, of options to purchase common stock, whether exercisable or unexercisable, or other rights to acquire our common stock. Upon achieving either of such milestones (i) or (ii) above, each such director may, at his or her option, elect to cease receiving his or her Cash Component to which he or she is entitled in shares of our common stock under the Director Plan; provided, however, that such director must make such election by providing notice of such election to us in a timely manner. In October 2001, our Board of Directors took appropriate actions to implement the payment of director compensation in Compensation Shares. As of the date hereof, all of our current non-employee directors have satisfied either of the milestones as set forth above, and have elected to receive their director compensation in cash.

Each option provided for in the Director Plan shall be granted automatically and without further action by us, our Board of Directors or our stockholders. Promptly after the date of grant of each option provided for in the Director Plan, we shall cause an option agreement to be executed and delivered to the holder of the option. No other options may be granted at any time under the Director Plan.

Management has recommended that the Company’s stockholders adopt the 2004 Non-Employee Director Stock Incentive Plan, which would replace the Director Plan, and which is discussed herein under the heading, “Adoption of 2004 Non-Employee Director Stock Incentive Plan.”

Report of the Audit and Finance Committee of the Board of Directors

The Audit and Finance Committee has furnished the following report:

March 15, 2004

To the Board of Directors of Cytogen Corporation:

We have reviewed and discussed with management the Company’s audited financial statements as of and for the year ended December 31, 2003.

Management is responsible for the Company’s internal controls and financial reporting process. The Company’s independent auditors, KPMG LLP (“KPMG”) are responsible for performing an independent audit of the Company’s consolidated financial statements in accordance with auditing standards generally accepted in the United States of America and to issue a report on those consolidated financial statements. As appropriate, the Audit and Finance Committee reviews, evaluates and discusses with the Company’s management, internal accounting and financial personnel and KPMG, the following:

•	the plan for, and KPMG’s report on, the audit of the Company’s financial statements;

•	the Company’s financial disclosure documents, including all financial statements and reports filed with the Securities and Exchange Commission or sent to stockholders;

•	management’s selection, application and disclosure of critical accounting policies;

•	changes in the Company’s accounting practices, principles, controls or methodologies;

•	significant developments or changes in accounting rules applicable to the Company; and

•	the adequacy of the Company’s internal controls and accounting, financial and auditing personnel.

We have discussed with KPMG the matters required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees, as amended, by the Auditing Standards Board of the American Institute of Certified Public Accountants (“SAS 61”). SAS 61 requires KPMG to discuss with the Audit and Finance Committee, among other things, the following:

•	methods to account for significant unusual transactions;

•	the effect of significant accounting policies in controversial or emerging areas for which there is a lack of authoritative guidance or consensus;

•	the process used by management in formulating particularly sensitive accounting estimates and the basis for KPMG’s conclusions regarding the reasonableness of those estimates; and

•	disagreements with management over the application of accounting principles, the basis for management’s accounting estimates and the disclosures in the financial statements.

We have received, reviewed and discussed the written disclosures and the letter from KPMG required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, as amended, by the Independence Standards Board (“Independence Standards Board Standard No. 1”), and have discussed with KPMG their independence. Independence Standards Board Standard No. 1 requires auditors annually to disclose in writing all relationships that in the auditor’s professional opinion may be reasonably thought to bear on independence, confirm their independence and engage in a discussion of independence.

We have considered whether the non-audit services provided by KPMG, as set forth in the section of our Proxy Statement entitled “Independent Auditor’s Fees and Other Matters,” are compatible with maintaining KPMG’s independence.

Based on the reviews and discussions referred to above, we recommend to the Board of Directors that the audited, consolidated financial statements referred to above be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2003.

John E. Bagalay, Jr.

Audit and Finance Committee Chairman

Stephen K. Carter

Audit and Finance Committee Member

Robert F. Hendrickson

Audit and Finance Committee Member

Independent Auditors’ Fees and Other Matters

The following table summarizes the fees of KPMG LLP, our independent auditor, billed to us for each of the last two fiscal years for audit services and billed to us in each of the last two fiscal years for other services:

Fee Category	2003	2002
Audit Fees	$193,200	$109,200
Audit-Related Fees	$15,169	$13,000
Tax Fees	$48,315	$11,500
All Other Fees	$0	$0

Total Fees	$256,684	$133,700

Audit Fees

Audit fees consist of fees for the audit of our consolidated financial statements, the review of the interim financial statements included in our quarterly reports on Form 10-Q, and other professional services provided in connection with statutory and regulatory filings or engagements.

Audit-Related Fees

Audit-related fees consist of fees for assurance and related services that are reasonably related to the performance of the audit and the review of our financial statements and which are not reported under “Audit Fees”. These services relate to audits of our employee benefit plan.

Tax Fees

Tax fees consist of fees for tax compliance and consultation services. These services relate primarily to preparation of tax returns and accounted for $40,500 of the total tax fees paid for 2003 and $10,000 of the total tax fees paid for 2002. The remaining tax services relate to tax consultation services related to technical advice.

All Other Fees

KPMG LLP did not provide any such services to us during 2003 or 2002.

Audit and Finance Committee Pre-Approval Policy and Procedures

The Audit and Finance Committee has adopted policies and procedures relating to the approval of all audit and non-audit services that are to be performed by our independent auditor. This policy generally provides that we will not engage our independent auditor to render audit or non-audit services unless the service is specifically approved in advance by the Audit and Finance Committee. All engagements entered into with KPMG LLP subsequent to May 6, 2003 were approved in advance by the Audit and Finance Committee.

The Audit and Finance Committee may delegate authority to one or more subcommittees (including a subcommittee consisting of a single member), as it deems appropriate from time to time under the circumstances. Any decision of a subcommittee to pre-approve audit, review, attest or non-audit services shall be presented to the full Audit and Finance Committee at its next scheduled meeting.

EXECUTIVE OFFICERS AND KEY EMPLOYEES

Our current executive officers and key employees and their respective ages and positions with us are as follows:

Name	Age	Capacities In Which Served	In Current Position Since

Executive Officers:

Michael D. Becker(1)	35	President, Chief Executive Officer and Director	December 2002 (Vice President of Business Development and Industry Relations from October 2002 to December 2002; Interim Chief Executive Officer of AxCell BioSciences Corporation since January 2002)

Christopher P. Schnittker	35	Senior Vice President and Chief Financial Officer	April 2004 (Vice President and Chief Financial Officer from September 2003 to April 2004)

William F. Goeckeler	48	Senior Vice President, Operations	December 2003 (Vice President, Operations from January 2003 to December 2003; Vice President of Research and Development from June 2001 to January 2003)

Thomas S. Lytle	57	Senior Vice President, Sales and Marketing	April 2004

Key Employees:

Thu A. Dang	43	Vice President, Finance	January 2003 (Director of Finance from May 2000 to January 2003)

Rita Auld	56	Vice President, Human Resources and Administration and Corporate Secretary	January 2003 (Director of Human Resources from October 2000 to January 2003; Corporate Secretary since March 2003)

(1)	Mr. Becker’s biographical information appears above, see “ELECTION OF DIRECTORS”.

Christopher P. Schnittker, CPA, joined Cytogen in September 2003 as our Vice President and Chief Financial Officer and was promoted to Senior Vice President and Chief Financial Officer in April 2004. Prior to joining Cytogen, Mr. Schnittker served as Chief Financial Officer of Genaera Corporation (formerly Magainin Pharmaceuticals, Inc.) from June 2000 to August 2003. Prior to Genaera, Mr. Schnittker served as Director of Finance from August 1999 to May 2000 and Controller from December 1997 to August 1999 at GSI Commerce, Inc., a publicly-traded technology company. From June 1995 to December 1997, Mr. Schnittker held several positions of increasing responsibility at Rhone-Poulenc Rorer, Inc. (now Aventis). Prior to that, Mr. Schnittker held various positions at Price Waterhouse LLP’s (now PricewaterhouseCoopers LLP) Life Sciences audit practice from 1990 to 1995. Mr. Schnittker is a certified public accountant licensed in the State of New Jersey.

William F. Goeckeler was promoted to Vice President, Operations in January 2003 and Senior Vice President, Operations in December 2003. Previously, he served as our Vice President of Research and Development since June 2001. He joined Cytogen in March of 1994 as the Assistant Director, Pharmaceutical Development. In 1995 he was promoted to Associate Director, Technical Support Operations and in June 1997 became our Director, Pharmaceutical Development, a position he held until June 2001. Before joining us, Dr. Goeckeler spent nine years as a scientist in the Bioproducts Laboratory of Central Research and Development at The Dow Chemical Company. Dr. Goeckeler did his undergraduate and graduate work at the University of Missouri where he received his Ph.D. in Radiochemistry for research that involved the discovery of Quadramet.

Thomas S. Lytle joined Cytogen in April 2004 as our Senior Vice President, Sales and Marketing. Prior to joining Cytogen, from 1997 to January 2004 when he retired, Mr. Lytle held senior level marketing and business development positions at Amgen, Inc. Most recently he was Vice President of Strategic Marketing and Business Development where he led efforts to bring a broad range of innovative and forward-looking business solutions to customer and market problems. Prior to that role, he was Vice President of New Products where he had responsibility for shaping markets and products for launch, and for developing plans for the commercialization of early-stage new products. Mr. Lytle received his Bachelor of Arts degree in Business Administration from Western Michigan University and an MBA degree from LaSalle University.

Thu A. Dang was promoted to Vice President, Finance in January 2003. Ms. Dang joined Cytogen in September 1988 as our Senior Financial Reporting Accountant, and was promoted to Director of Finance in May 2000. Prior to joining Cytogen, Ms. Dang held numerous positions with Harrisburg Dairies for six years, serving ultimately as its Controller. In such capacity, she was responsible for converting an outdated accounting system, establishing controls for accounting and data processing functions. Ms. Dang received her Bachelor of Science degree in Accounting from Elizabethtown College.

Rita A. Auld was promoted to Vice President, Human Resources and Administration in January 2003 and became our Corporate Secretary in March 2003. Ms. Auld joined Cytogen as our Director of Human Resources in October 2000. For a period of six years prior to joining Cytogen, Ms. Auld was the Director of Human Resources of Flexpaq Corporation, where she established the Human Resources Department, developing procedures, handbooks and benefit and safety programs. Ms. Auld has over 20 years of experience with sales, manufacturing, accounting and engineering organizations, directing the activities of human resources and administrative functions, specializing in small sized companies, both public and private. Ms. Auld holds Associates and Bachelor of Science degrees in Business Administration and is certified as a Human Resources Professional.

The current key employee of our subsidiary, AxCell BioSciences Corporation, is as follows:

Name	Age	Capacities In Which Served	In Current Position Since
Michael D. Becker(1)	35	Interim Chief Executive Officer	January 2002

(1)	Mr. Becker’s biographical information appears above, see “ELECTION OF DIRECTORS”.

None of Cytogen’s or AxCell’s executive officers, key employees or directors is related to any other of Cytogen’s or AxCell’s executive officers, key employees or directors. Our executive officers are elected annually by the Board of Directors and serve until their successors are duly elected and qualified. AxCell’s key employees are elected annually by AxCell’s Board of Directors and serve until their successors are duly elected and qualified.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our directors, executive officers and stockholders who beneficially own more than 10% of any class of our equity securities registered pursuant to

Section 12 of the Exchange Act, to file initial reports of ownership and reports of changes in ownership with respect to our equity securities with the Securities and Exchange Commission. All reporting persons are required by SEC regulation to furnish us with copies of all reports that such reporting persons file with the SEC pursuant to Section 16(a).

Based solely on our review of the copies of such forms received by us, except as described below, each such reporting person has filed all of their respective reports pursuant to Section 16(a) on a timely basis.

William Goeckeler failed to timely file a Form 4 relating to a grant of options to purchase 7,396 shares of our common stock on October 21, 2003. Mr. Goeckeler filed such Form 4 with the SEC on October 29, 2003.

Deborah Kaminsky failed to timely file a Form 4 relating to a grant of options to purchase 3,763 shares of our common stock on October 21, 2003. Ms. Kaminsky filed such Form 4 with the SEC on October 29, 2003.

Allen Bloom failed to timely file a Form 4 relating to his receipt of 72 shares on July 1, 2003, 261 shares on October 1, 2003 and 279 shares on October 21, 2003. Mr. Bloom filed a Form 4 with the SEC with respect to these issuances on December 2, 2003.

Michael D. Becker failed to timely file a Form 4 relating to a grant of options to purchase 10,000 shares of our common stock on December 16, 2003. Mr. Becker filed such Form 4 with the SEC on January 6, 2004.

EXECUTIVE COMPENSATION

Summary of Compensation in Fiscal 2003, 2002 and 2001

The following Summary Compensation Table sets forth information concerning compensation during the years ended December 31, 2003, 2002 and 2001 for services in all capacities awarded to, earned by or paid to our Chief Executive Officer at any time during 2003 and each other of our executive officers as of December 31, 2003, whose aggregate cash compensation exceeded $100,000 at the end of 2003 (collectively referred to as the “Named Executives”).

SUMMARY COMPENSATION TABLE

Long-Term Compensation
		Annual Compensation(1)			Awards
Name and Principal Position (a)	Year (b)	Salary ($) (c)	Bonus(2) ($) (d)	Other Annual Compensation(3) ($) (e)	Securities Underlying Options (#) (g)	All Other Compensation(4) ($) (i)
Michael D. Becker(5) President and Chief Executive Officer	2003 2002 2001	259,616 162,142 96,923	75,000 — 20,546	— 13,959 34,579	10,000 200,000 11,000	6,224 108 60

William F. Goeckeler(6) Senior Vice President, Operations	2003 2002 2001	200,962 175,000 157,450	41,667 — 26,755	— — —	12,396 7,000 6,639	6,268 5,725 5,282

Deborah Kaminsky(7) Vice President, Business Development	2003 2002 2001	186,923 179,231 140,769	27,720 — 14,143	— — 24,000	3,763 6,237 5,639	1,178 1,168 875

(1)	Certain perquisites or personal benefits are not included herein because they did not exceed, in the case of each Named Executive, the lesser of either $50,000 or 10% of total annual salary and bonus reported for the Named Executives.
(2)	The amounts disclosed in this column include bonus payments made to each of the Named Executives in cash for 2003 and paid in 2004 and bonus payments made both in cash and shares of our common stock for 2001. No bonuses were paid to Named Executives for the fiscal year ended December 31, 2002.

In fiscal year 2001, the dollar value of such bonus amounts paid in shares of our common stock were as follows: Mr. Becker, $9,199; Dr. Goeckeler, $11,978; and Ms. Kaminsky, $6,332. Such payments made in shares of common stock were based upon a fair market value of $2.44 per share (as adjusted for our October 2002 reverse stock split) of such common stock on the date of issuance.

(3)	The amounts disclosed in this column consist of relocation expenses.
(4)	The amounts disclosed in this column include amounts contributed or accrued by us in the respective fiscal years under our Retirement Savings Plan, a defined contribution plan which consists of a 401(K) portion and a discretionary contribution portion. In fiscal year 2003, these amounts were as follows: on behalf of Mr. Becker, $6,000; Dr. Goeckeler, $6,000; and Ms. Kaminsky, $935. The amounts disclosed also include insurance premiums paid by the Company with respect to group term life insurance and with respect to fiscal year 2003. They were as follows: on behalf of Mr. Becker, $224; Dr. Goeckeler, $268; and Ms. Kaminsky, $243.
(5)	Mr. Becker joined the Company in April 2001 and was promoted to President and Chief Executive Officer in December 2002. In connection with such promotion, Mr. Becker was granted options to purchase 200,000 shares of our common stock under our 1995 Plan. The exercise price per share of such options is $3.54, the fair market value of our common stock on the date of grant. 50,000 of such options vested immediately upon grant, and the remaining 150,000 options will vest in three equal tranches of 50,000, based upon Mr. Becker’s achievement of certain performance-based milestones established by the Board of Directors.

(6)	Dr. Goeckeler was promoted to Vice President, Research and Development in June 2001; was promoted to Vice President, Operation in January 2003; and was promoted to Senior Vice President, Operations in December 2003.
(7)	Ms. Kaminsky was promoted to Vice President of Sales and Marketing in June 2001, and assumed the responsibilities of Vice President of Business Development in January 2003. Ms. Kaminsky separated from employment with the Company on March 5, 2004.

Option Grants in 2003

The following table sets forth information concerning individual grants of stock options made during 2003 to each of the Named Executives.

OPTION GRANTS IN LAST FISCAL YEAR

Individual Grants
Name (a)	Number of Securities Underlying Options Granted (#) (b)	Percent of Total Options Granted to Employees in Fiscal Year(1) (c)		Exercise or Base Price ($/share)(2) (d)		Expiration Date (e)	Potential Realizable Value at Assumed Annual Rates of Stock Price Appreciation for Option Term(3)
							5% ($) (f)		10%($) (g)
Michael D. Becker	10,000	9.34%			$10.90	12/16/2013		$68,550		$173,718

William F. Goeckeler	5,000 7,396	4.67 6.91	% %	$ $	3.54 11.48	1/14/2013 10/21/2013	$ $	11,116 53,397	$ $	28,169 135,318

Deborah Kaminsky(4)	3,763	3.51%			$11.48	10/21/2013		$2,160		$4,320

(1)	Based on an aggregate of 107,069 options granted to employees in 2003, including options granted to Named Executives.
(2)	The exercise price of all stock options granted during the last fiscal year is equal to the average of the high and low sale prices of our common stock as reported on the Nasdaq National Market on the respective dates the options were granted. Options granted to executive officers generally vest over three years at the rate of 33.3% per year beginning on the first anniversary of the date of grant, subject to acceleration under certain conditions. The maximum term of each option granted is ten years from the date of grant.
(3)	These amounts represent certain assumed rates of appreciation only. Actual gains, if any, on stock option exercises and common stock holdings are dependent on the future performance of our common stock and overall stock market conditions. There is no assurance that the amounts reflected will be realized.
(4)	Ms. Kaminsky separated from employment with the Company on March 5, 2004.

Aggregated Option Exercises in 2003 and Year End Option Values

The following table sets forth information concerning each exercise of options during 2003 by each of the Named Executives and the year end value of unexercised in-the-money options.

AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR

AND FISCAL YEAR END OPTION VALUES

Name (a)	Shares Acquired on Exercise (#) (b)	Value Realized ($) (c)	Number of Securities Underlying Unexercised Options at Fiscal Year-End (#) Exercisable/ Unexercisable (d)	Value of Unexercised In-the-Money Options at Fiscal Year-End(1) ($) Exercisable/ Unexercisable (e)
Michael D. Becker	—	—	59,000 / 162,000	$367,000 / $1,101,000

William F. Goeckeler	—	—	12,247 / 19,275	$17,132 / $70,948

Deborah Kaminsky(2)	—	—	7,838 / 9,801	$15,260 / $30,520

(1)	The fair market value of our common stock underlying options at December 31, 2003 was $10.88 per share.
(2)	Ms. Kaminsky separated from employment with the Company on March 5, 2004.

Employment Contracts, Termination of Employment and Change-in-Control Arrangements

On December 17, 2002, we entered into a letter agreement with Michael D. Becker in connection with Mr. Becker’s promotion to President and Chief Executive Officer of the Company. Under the terms of such letter agreement, Mr. Becker received an annual base salary of $250,000, which was subsequently increased to $280,000 for 2004, and a car allowance of $750 per month. Mr. Becker is also eligible to participate in our Cytogen Corporation Performance Bonus Plan, as and if approved by our Board of Directors, with a target bonus rate of up to 35% of base salary based upon performance objectives. Mr. Becker is also entitled to all existing Company benefits, at the sole discretion of the Board of Directors. In addition, Mr. Becker was granted options to purchase 200,000 shares of our common stock under our 1995 Plan in connection with his promotion to President and Chief Executive Officer of the Company in 2002. The exercise price per share of such options is $3.54, the fair market value of our common stock on the date of grant. 50,000 of such options vested immediately upon grant, and the remaining 150,000 options will vest in three equal tranches of 50,000, based upon Mr. Becker’s achievement of certain performance based milestones established by the Board of Directors. Pursuant to the terms of the letter agreement, in the event we terminate Mr. Becker’s employment for reasons other than for cause, as defined therein, Mr. Becker shall be entitled to receive twelve months’ base pay and continuation of benefits under COBRA, and a pro rata portion of any incentive benefits earned through the date of termination.

Each of our executive officers and each of Ms. Rita Auld and Ms. Thu Dang are currently party to an Executive Change of Control Severance Agreement with Cytogen. Such agreements provide, generally, for the payment of twelve months’ base salary, a pro-rata portion of such officer’s bonus compensation, the continuation of all benefits, reasonable Company-paid outplacement assistance and certain other accrued rights, in the event such officer’s employment with us is terminated in connection with a change in control as set forth therein.

Compensation Committee Interlocks And Insider Participation

During 2003, our Compensation Committee consisted of Robert F. Hendrickson, who served as Chairman of the Committee, Allen Bloom (beginning on June 10, 2003) and Kevin G. Lokay. There are no, and during 2003 there were no, Compensation Committee interlocks.

Interest of Certain Persons in Matters to be Acted Upon

As set forth under “Adoption of 2004 Non-Employee Director Stock Incentive Plan,” we are seeking stockholder approval of such plan. Pursuant to the terms of such plan, upon receipt of such stockholder approval, each of our directors shall be automatically granted options to purchase 10,000 shares of our Common Stock. In addition, such plan provides for automatic, non-discretionary annual grants to each non-employee director and an additional annual grant to the Chairman of the Board as set forth therein.

Performance Graph

The following graph compares the cumulative total stockholder return on our common stock with the cumulative total return on the Nasdaq Composite Index and the Nasdaq Biotechnology Index (capitalization weighted) for a five-year period (January 1, 1999 through December 31, 2003).

COMPARISON OF CUMULATIVE TOTAL RETURN(1)(2)(3)

Among the Company, the Nasdaq Composite Index

and the Nasdaq Biotechnology Index

(Capitalization Weighted)

(1)	Graph assumes $100 invested on January 1, 1999 in our common stock, the Nasdaq Composite Index and the Nasdaq Biotechnology Index (capitalization weighted).
(2)	Total return assumes reinvestment of dividends.
(3)	Year ended December 31.

Report of the Compensation Committee of the Board of Directors

Policy

The Compensation Committee of the Board of Directors is responsible for oversight of our executive compensation program. The Compensation Committee is composed entirely of independent, non-employee directors. The Compensation Committee makes recommendations to the full Board of Directors on compensation policy and as to specific compensation actions, except where independent action by the Compensation Committee is appropriate.

Our compensation program, both for our executive officers as well as for all employees, is based on the philosophy that the interests of the employees should be closely aligned with those of our stockholders. Our 2003 executive compensation program was based on the following principles:

•	compensation opportunities should attract the best talent to us, motivate individuals to perform at their highest levels, reward outstanding achievement, and retain the leadership and skills necessary for building long-term stockholder value;

•	a portion of total compensation should be at risk of performance; and

•	individual executives should be encouraged to manage from the perspective of owners of the Company.

Our 2003 compensation program reflected the Compensation Committee’s assessment as to appropriate treatment on an individual basis for the Chief Executive Officer during 2003 and the other Named Executives compared to the prior year levels. We target our overall compensation program at the median level of the biotechnology industry. In addition, compensation for the Named Executives (and other executives), including our CEO, took into account individual responsibility and performance as assessed by the Compensation Committee.

The compensation program includes a combination of competitive base salary and benefits, annual cash and stock bonus opportunities and stock option awards. The 2003 executive compensation program and a specific discussion as to the compensation of the CEO are set out below.

Annual Compensation for 2003

Generally, annual compensation of executive officers under the executive compensation program for 2003 consisted of salary and bonus components.

Base Salary

In December 2002, the Compensation Committee determined for recommendation to the full Board of Directors, base salaries and certain annual incentive opportunities for 2003 for our executives, including the CEO and the other Named Executives. The Compensation Committee generally determines stock awards for certain executive officers under the Company’s equity incentive plans.

Bonus

A portion of 2003 executive officer annual compensation opportunity was based on corporate performance. The Compensation Committee believes that incentive compensation should be linked to corporate financial results and corporate goals. Bonus opportunity levels for 2003 performance were set in advance of the year at a percentage of base salary, with the total amount of the bonus opportunity dependent on the extent to which corporate objectives were achieved and the amount of cash available as determined by the Compensation Committee. At year-end, the Compensation Committee determined the extent to which our financial and corporate objectives had been achieved and applied the appropriate bonus percentage to the respective base salary of each of the Named Executives.

Long Term Compensation – Stock Options

The Compensation Committee believes that stock options are an appropriate means to link our employees’ interests with those of our stockholders. Stock option awards are designed primarily to provide strong incentives for superior longer-term performance and continued retention. Because the Compensation Committee believes that corporate performance is one of the principal factors influencing the market value of our common stock, the granting of stock options to our executive officers encourages them to work to achieve consistent improvements in corporate performance. Options only have value to the recipient when the price of our common stock exceeds the exercise price, which is not less than the fair market value of our common stock at the date of grant.

Option grants are set taking into account the comparison of practices at peer groups, an individual’s level of responsibility and furtherance of corporate objectives, and the amount and terms of past stock option awards and the availability of options for grant under our stock option plans. The Compensation Committee also took into account in its review of option grants the fact that we have no other long term incentive program, and believes that options are important to retain executives and promote steps to build long term value.

The Compensation Committee reviews from time to time with the entire Board of Directors the need and advisability of increasing shares available under any compensation plan and will consider with the Board the need for the adoption of new stock plans in future years. Any such change or recommendation would be presented to stockholders for review and approval at a subsequent meeting of our stockholders.

Compensation of Michael D. Becker

Mr. Becker’s salary was set on the recommendation of the Compensation Committee and was believed to be an appropriate level of base compensation in view of compensation levels paid by the industry, in view of Mr. Becker’s experience, and considering our continuing accomplishments under his leadership during the year. Prior to his promotion to President and Chief Executive Officer in December 2002, Mr. Becker’s salary was $180,000. Upon his promotion, the Compensation Committee approved an increase of $70,000 to $250,000. Also in connection with his promotion in 2002, Mr. Becker was granted options to purchase 200,000 shares of our common stock under our 1995 Plan. In 2003, Mr. Becker’s salary for 2004 was increased to $280,000.

Federal Income Tax Considerations

Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”), generally disallows a tax deduction to public companies for certain compensation in excess of $1 million paid to a company’s Chief Executive Officer and the four other most highly compensated executive officers. Certain compensation, including qualified performance-based compensation, will not be subject to the deduction limit if certain requirements are met. The Compensation Committee reviews the potential effect of Section 162(m) periodically and generally seeks to structure the long-term incentive compensation granted to its executive officers through option issuances under the Company’s equity incentive plans in a manner that is intended to avoid disallowance of deductions under Section 162(m). Nevertheless, there can be no assurance that compensation attributable to awards granted under the Company’s equity incentive plans will be treated as qualified performance-based compensation under Section 162(m). In addition, the Compensation Committee reserves the right to use its judgment to authorize compensation payments that may be subject to the limit when the Compensation Committee believes such payments are appropriate and in the best interests of the company and its stockholders, after taking into consideration changing business conditions and the performance of its employees.

The Compensation Committee believes that performance should be rewarded, that the financial interests of the executive officers should be aligned with the stockholders, and that compensation should be competitive. We have structured the compensation we pay to meet these criteria.

The foregoing report on compensation is provided by the following outside directors, who constituted the Compensation Committee as of December 31, 2003.

Robert F. Hendrickson, Chairman

Allen Bloom, Member

Kevin G. Lokay, Member

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

AND RELATED STOCKHOLDER MATTERS

There were, as of March 31, 2004, approximately 3,392 holders of record and approximately 37,450 beneficial holders of our common stock. The following table sets forth certain information, as of March 31, 2004, with respect to holdings of our common stock by: (i) each person known by us to be the beneficial owner of more than 5% of the total number of shares of our common stock outstanding as of such date, based upon currently available Schedules 13D and 13G filed with the SEC; (ii) each of our directors (which includes all nominees) and Named Executives; and (iii) all directors and executive officers as a group.

Name and Address of Beneficial Owner(1)	Amount and Nature of Beneficial Ownership(1)(2)	Percent of Class(3)
(i) Certain beneficial owners:

Cooper Hill Partners, LLC 767 Third Avenue, 22nd Floor New York, NY 10077	1,835,136	14.0%

JP Morgan Chase & Co. 270 Park Avenue New York, NY 10017	899,882	6.9%

(ii) Directors (which includes all nominees) and Named Executives:

Michael D. Becker	61,476	*

John E. Bagalay, Jr.	18,700	*

Allen Bloom	2,000	*

Stephen K. Carter	6,987	*

James A. Grigsby(4)	25,100	*

Robert F. Hendrickson	10,000	*

Kevin G. Lokay	5,333	*

H. Joseph Reiser(5)	2,967	*

William F. Goeckeler	15,781	*

Deborah Kaminsky	6,214	*

(iii) All directors and executive officers as a group (10 persons)	154,558	1.2%

*	Indicates amount is less than 1%.
(1)	Except as set forth in the footnotes to this table and subject to applicable community property law, the persons and entities named in this table have sole voting and investment power with respect to all shares.
(2)	Includes shares of our common stock which the following persons have the right to acquire upon the exercise of stock options, within 60 days of March 31, 2004, as follows: Mr. Becker: 60,000; Dr. Bagalay: 16,700; Dr. Bloom: 0; Dr. Carter: 4,987; Mr. Grigsby: 18,100; Mr. Hendrickson: 7,000; Mr. Lokay: 3,333; Dr. Reiser: 0; Dr. Goeckeler: 13,914; Ms. Kaminsky: 5,759; and Mr. Schnittker: 0.
(3)	Percent of class for each person and all executive officers and directors as a group is based on 12,938,249 shares of our common stock outstanding on March 31, 2004 and includes shares subject to options held by the individual or the group, as applicable, which are exercisable or become exercisable within 60 days following such date.
(4)	Includes 2,000 shares of common stock held indirectly by Mr. Grigsby in the registered name of Mr. Grigsby’s spouse.
(5)	Includes 2,500 shares of common stock held jointly by Mr. Reiser and his spouse.

Securities Authorized for Issuance Under Equity Compensation Plans

The following table provides information about the securities authorized for issuance under our equity compensation plans as of December 31, 2003.

Equity Compensation Plan Information

Plan Category(1) (2)	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted-average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)(3)
(i) Equity compensation plans approved by security holders: Option Plans(4)	483,610	$12.28	59,448

Employee Stock Purchase Plan	—	—	26,428

(ii) Equity compensation plans not approved by security holders	207,363	$9.89	—

Total	690,973	$11.57	85,876

(1)	Does not include information related to the stock option plan of our subsidiary, AxCell Biosciences Corporation, pursuant to which AxCell may issue options to purchase shares of AxCell’s common stock to employees and consultants of AxCell. Such plan was not submitted for approval to the stockholders of Cytogen.
(2)	This table excludes an aggregate of 26,381 shares of our common stock issuable under our Cytogen Retirement Savings Plan and Cytogen Corporation Performance Bonus Plan with Stock Payment Program.
(3)	In addition to being available for future issuance upon the exercise of options that may be granted after December 31, 2003, all shares available for issuance under our 1999 Non-Employee Director Plan may instead be issued outright to eligible directors thereunder in payment for services rendered to us.
(4)	Includes information regarding the following stockholder-approved equity compensation plans: (i) 1988 Non-Employee Director Plan; (ii) 1989 Employee Stock Option Plan; (iii) 1989 Outside Consultant Plan; (iv) 1992 Stock Option Plan; (v) 1995 Stock Option Plan, as amended (the “1995 Plan”); and (vi) 1999 Non-Employee Director Plan. This table does not include the additional 1,575,000 shares that would be available if the proposals set forth herein under the headings “Adoption of the 2004 Stock Incentive Plan” and the “Adoption of the 2004 Non-Employee Director Stock Incentive Plan” are approved at the Annual Meeting.

Equity Compensation Plans Not Approved by Security Holders

The following describes the material features of our equity compensation plans that have not been approved by our security holders, as set forth in the above table.

We issued options to purchase 1,000 shares of our common stock outside any of our equity compensation plans to Kevin G. Lokay, upon his appointment to our Board of Directors in January 2001. Such options have an exercise price of $61.26 per share, expire on January 17, 2011 and vested in full on January 17, 2002. Such options are subject to the same equitable adjustment as are our outstanding shares of common stock and are not afforded anti-dilution protection.

We have also issued warrants to purchase an aggregate of 206,363 shares of our common stock to various persons and entities in consideration for services rendered by such persons or entities. Such warrants have a weighted average exercise price of $9.64 per share and are exercisable and expire at various times through July 2008.

ADOPTION OF 2004 STOCK INCENTIVE PLAN

On April 7, 2004, the Board of Directors of the Company adopted the 2004 Stock Incentive Plan (the “2004 Employee Plan”), subject to stockholder approval of the 2004 Plan. Up to 1,200,000 shares of Common Stock (subject to adjustment in the event of stock splits and other similar events) may be issued pursuant to awards granted under the 2004 Employee Plan.

The 2004 Employee Plan is intended to replace the Company’s 1995 Plan. As of March 31, 2004, options to purchase 417,726 shares of Common Stock were outstanding under the 1995 Plan and an additional 62,700 shares were reserved for future option grants.

The Board of Directors believes that the future success of the Company depends, in large part, upon the ability of the Company to maintain a competitive position in attracting, retaining and motivating key personnel. The ability to offer competitive equity incentive packages is critical to attracting, retaining and motivating key personnel and potential hires. Cytogen’s management relies on equity-based compensation both to provide a performance incentive to employees and to encourage broad employee stock ownership in the Company. The Board of Directors believes that the proposed new option plan is essential to permit Cytogen’s management to continue the pursuit of these objectives. Moreover, equity-based grants are designed to align the interests of each participating employee with those of the stockholders and provide each such individual with a significant incentive to view Cytogen from the perspective of an owner with an equity stake. We believe that the 2004 Employee Plan is not approved, the Company may become unable to provide suitable long-term equity-based incentives to present and future employees.

The following is a brief summary of the 2004 Employee Plan. The following summary is qualified in its entirety by reference to the 2004 Employee Plan.

Types of Awards

The 2004 Employee Plan provides for the grant of incentive stock options intended to qualify under Section 422 of the Code, non-statutory stock options and restricted stock awards (collectively, “Awards”).

Incentive Stock Options and Non-statutory Stock Options. Optionees receive the right to purchase a specified number of shares of Common Stock at a specified option price and subject to such other terms and conditions as are specified in connection with the option grant. Subject to the limitations described below, options may be granted at an exercise price which may be equal to or greater than the fair market value of the Common Stock on the date of grant. Under present law, incentive stock options and options intended to qualify as performance-based compensation under Section 162(m) of the Code may not be granted at an exercise price less than 100% of the fair market value of the Common Stock on the date of grant (or less than 110% of the fair market value in the case of incentive stock options granted to optionees holding more than 10% of the total combined voting power of the Company or any of its subsidiaries). Options may not be granted for a term in excess of ten years. The 2004 Employee Plan permits the following forms of payment of the exercise price of options: (i) payment by cash, check or in connection with a “cashless exercise” through a broker; (ii) surrender to the Company of shares of Common Stock; (iii) any other lawful means; or (iv) any combination of these forms of payment.

Restricted Stock Awards. Restricted Stock Awards entitle recipients to acquire shares of Common Stock, subject to the right of the Company to repurchase all or part of such shares from the recipient in the event that the conditions specified in the applicable Award are not satisfied prior to the end of the applicable restriction period established for such Award.

Eligibility to Receive Awards

Employees, officers, consultants and advisors of the Company are eligible to be granted Awards under the 2004 Employee Plan. Under present law, however, incentive stock options may only be granted to employees of the Company and its corporate subsidiaries. The maximum number of shares with respect to which Awards may be granted to any participant under the 2004 Employee Plan may not exceed 50,000 shares per calendar year. No more than 200,000 shares may be issued pursuant to all Awards other than options.

Plan Benefits

As of March 31, 2004, approximately 62 persons were eligible to receive Awards under the 2004 Employee Plan, including the Company’s four executive officers. A new plan benefits table is not provided because the granting of Awards under the 2004 Employee Plan is discretionary, and the Company cannot now determine the number or type of Awards to be granted in the future to any particular person or group.

Administration

The 2004 Employee Plan is administered by the Board of Directors. The Board of Directors has the authority to adopt, amend and repeal the administrative rules, guidelines and practices relating to the 2004 Employee Plan and to interpret the provisions of the 2004 Employee Plan. Pursuant to the terms of the 2004 Employee Plan, the Board of Directors may delegate authority under the 2004 Employee Plan to one or more committees or subcommittees of the Board of Directors. The Board of Directors may authorize the Compensation Committee to administer certain aspects of the 2004 Employee Plan, including the granting of options to executive officers, and may authorize one or more executive officers the authority to grant options to employees who are not executive officers.

Subject to any applicable limitations contained in the 2004 Employee Plan, the Board of Directors, the Compensation Committee, or any other committee to whom the Board of Directors delegates authority, as the case may be, selects the recipients of Awards and determines (i) the number of shares of Common Stock covered by options and the dates upon which such options become exercisable, (ii) the exercise price of options, (iii) the duration of options (which may not exceed 10 years), and (iv) the number of shares of Common Stock subject to any restricted stock or other stock-based Awards and the terms and conditions of such Awards, including conditions for repurchase, issue price, repurchase price, and the establishment of specified performance goals as a condition to repurchase.

The Board of Directors is required to make appropriate adjustments in connection with the 2004 Employee Plan and any outstanding Awards to reflect stock splits, stock dividends, recapitalizations, spin-offs and other similar changes in capitalization. The 2004 Employee Plan also contains provisions addressing the consequences of any Reorganization Event, (as defined in the 2004 Employee Plan). Upon the occurrence of a Reorganization Event, all outstanding options are to be assumed, or substituted for, by the acquiring or succeeding corporation. However, if the acquiring or succeeding corporation does not agree to assume, or substitute for, outstanding options, then the Board of Directors must either accelerate the options to make them fully exercisable prior to consummation of the Reorganization Event or provide for a cash-out of the value of any outstanding options. Upon the occurrence of a Reorganization Event, the repurchase and other rights of the Company under each outstanding restricted stock Award will inure to the benefit of the acquiring or succeeding corporation. The Board of Directors will specify the effect of a Reorganization Event on any other Award at the time the Award is granted.

If any Award expires or is terminated, surrendered, canceled or forfeited, the unused shares of Common Stock covered by such Award will again be available for grant under the 2004 Employee Plan, subject, however, in the case of incentive stock options, to any limitations under the Code.

Amendment or Termination

No Award may be made under the 2004 Employee Plan after the tenth anniversary of the date of Board approval thereof, but Awards previously granted may extend beyond that date. The Board of Directors may at any time amend, suspend or terminate the 2004 Employee Plan, except that no Award designated as subject to Section 162(m) of the Code by the Board of Directors after the date of such amendment shall become exercisable, realizable or vested (to the extent such amendment was required to grant such Award) unless and until such amendment shall have been approved by the Company’s stockholders to the extent that stockholder approval is required by Section 162(m).

Federal Income Tax Consequences

The following is a summary of the United States federal income tax consequences that generally will arise with respect to Awards granted under the 2004 Employee Plan and with respect to the sale of Common Stock acquired under the 2004 Employee Plan. This summary is based on the federal tax laws in effect as of the date of this proxy statement. Changes to these laws could alter the tax consequences described below.

Incentive Stock Options

A participant will not have income upon the grant of an incentive stock option. Also, except as described below, a participant will not have income upon exercise of an incentive stock option if the participant has been employed by the Company or its corporate parent or 50% or more-owned corporate subsidiary at all times beginning with the option grant date and ending three months before the date the participant exercises the option. If the participant has not been so employed during that time, then the participant will be taxed as described below under “Nonstatutory Stock Options.” The exercise of an incentive stock option may subject the participant to the alternative minimum tax.

A participant will have income upon the sale of the stock acquired under an incentive stock option at a profit (if sales proceeds exceed the exercise price). The type of income will depend on when the participant sells the stock. If a participant sells the stock more than two years after the option was granted and more than one year after the option was exercised, then all of the profit will be long-term capital gain. If a participant sells the stock prior to satisfying these waiting periods, then the participant will have engaged in a disqualifying disposition and a portion of the profit will be ordinary income and a portion may be capital gain. This capital gain will be long-term if the participant has held the stock for more than one year and otherwise will be short-term. If a participant sells the stock at a loss (sales proceeds are less than the exercise price), then the loss will be a capital loss. This capital loss will be long-term if the participant held the stock for more than one year and otherwise will be short-term.

Nonstatutory Stock Options

A participant will not have income upon the grant of a nonstatutory stock option. A participant will have compensation income upon the exercise of a nonstatutory stock option equal to the value of the stock on the day the participant exercised the option less the exercise price. Upon sale of the stock, the participant will have capital gain or loss equal to the difference between the sales proceeds and the value of the stock on the day the option was exercised. This capital gain or loss will be long-term if the participant has held the stock for more than one year and otherwise will be short-term.

Restricted Stock Awards

A participant will not have income upon the grant of restricted stock unless an election under Section 83(b) of the Code is made within 30 days of the date of grant. If a timely 83(b) election is made, then a participant will have compensation income equal to the value of the stock less the purchase price. When the stock is sold, the participant will have capital gain or loss equal to the difference between the sales proceeds and the value of the stock on the date of grant. If the participant does not make an 83(b) election, then when the stock vests the participant will have compensation income equal to the value of the stock on the vesting date less the purchase price. When the stock is sold, the participant will have capital gain or loss equal to the sales proceeds less the value of the stock on the vesting date. Any capital gain or loss will be long-term if the participant held the stock for more than one year and otherwise will be short-term.

Tax Consequences to the Company

There will be no tax consequences to the Company except that we will be entitled to a deduction when a participant has compensation income.

Accordingly, the Board of Directors believes adoption of the 2004 Employee Plan is in the best interests of the Company and its stockholders and unanimously recommends a vote FOR the approval of the 2004 Employee Plan.

ADOPTION OF 2004 NON-EMPLOYEE DIRECTOR STOCK INCENTIVE PLAN

On April 7, 2004, the Board of Directors of the Company adopted the 2004 Non-Employee Director Stock Incentive Plan (the “2004 Director Plan”), subject to stockholder approval of the 2004 Director Plan. Up to 375,000 shares of Common Stock (subject to adjustment in the event of stock splits and other similar events) may be issued pursuant to awards granted under the 2004 Director Plan.

The 2004 Director Plan is intended to replace the Company’s 1999 Non-Employee Director Stock Option Plan, as amended (the “1999 Director Plan”). As of March 31, 2004, options to purchase 39,260 shares of Common Stock were outstanding under the 1999 Director Plan and an additional 3,976 shares were reserved for future option grants.

The 2004 Director Plan is intended to promote the interest of Cytogen by affording Non-Employee Directors an opportunity to acquire a proprietary interest in the Company, in order to attract and retain Non-Employee Directors, to provide them with a long term financial incentive to increase the value of the Company, and to provide them with a stake in the future of the Company that corresponds to the stake of each of the Company’s stockholders.

The following is a brief summary of the 2004 Director Plan. The following summary is qualified in its entirety by reference to the 2004 Director Plan.

Eligibility to Receive Awards

Only Non-Employee Directors of the Company are eligible to be granted non statutory stock options under the 2004 Director Plan. There are currently seven non-employee directors.

Plan Benefits

The granting of options under the 2004 Director Plan is non-discretionary. Each person who is a newly elected director of the Company at an annual meeting of the stockholders, who is not an employee of the Company, shall be granted an option to purchase 10,000 shares of Common Stock. Each person who is appointed a director of the Company who is not an employee of the Company as of the date of appointment, shall be granted an option to purchase a pro rata portion of 10,000 shares of Common Stock. Upon the approval of the 2004 Director Plan at the annual meeting of stockholders, each person who is a Director shall be granted an option to purchase 10,000 shares of Common Stock. On the day following each annual meeting, every Eligible Director (as defined in the 2004 Director Plan), who is re-elected at the annual meeting of stockholders shall be granted an option to purchase 10,000 shares of Common Stock. On such date, the Chairman of the Board shall be granted an additional option to purchase 7,500 shares of our common stock. Options shall become exercisable in full on the first anniversary of the date of grant.

NEW PLAN BENEFITS

2004 NON-EMPLOYEE DIRECTOR STOCK INCENTIVE PLAN

Name and Position(1)	Dollar Value	Number of Shares Subject to Stock Options(2)
Michael D. Becker(3)	—	—
James A. Grigsby	—	27,500
John E. Bagalay, Jr.	—	20,000
Allen Bloom	—	20,000
Stephen K. Carter	—	20,000
Robert F. Henrickson	—	20,000
Kevin G. Lokay	—	20,000
H. Joseph Reiser	—	20,000
Non-Executive Directors as a group (7 persons)	—	147,500

(1)	Participation in the 2004 Director Plan is limited to our non-employee directors, therefore the Named Executives, executive officers and our employees are not eligible to participate.
(2)	Such number of shares granted to our non-employee directors represents amounts for the initial year only and assumes that all non-employee directors are re-elected to the Board of Directors. Such amount also includes an additional one-time grant of 10,000 options to each non-employee director to be received upon approval of the 2004 Director Plan by the stockholders. In the case of Mr. Grigsby, such amount also includes an annual grant of 7,500 option for his services as Chairman of the Board.
(3)	As President and Chief Executive Officer, Mr. Becker is not eligible to participate in the 2004 Director Plan.

Administration

The 2004 Director Plan is administered by the Board of Directors. The Board of Directors has the authority to adopt, amend and repeal the administrative rules, guidelines and practices relating to the 2004 Director Plan and to interpret the provisions of the 2004 Director Plan. Pursuant to the terms of the 2004 Director Plan, the Board of Directors may delegate authority to one or more committees or subcommittees of the Board of Directors. The Board of Directors may authorize the compensation committee to administer certain aspects of the 2004 Director Plan, including the granting of options to eligible directors.

The Board of Directors is required to make appropriate adjustments in connection with the 2004 Director Plan and any outstanding Awards to reflect stock splits, stock dividends, recapitalizations, spin-offs and other similar changes in capitalization. The 2004 Director Plan also contains provisions addressing the consequences of any Corporate Transaction (as defined in the 2004 Director Plan). Upon the occurrence of a Corporate Transaction, all outstanding options are to be assumed, or substituted for, by the acquiring or succeeding corporation. However, if the acquiring or succeeding corporation does not agree to assume, or substitute for, outstanding options, then the Board of Directors must either accelerate the options to make them fully exercisable prior to consummation of the Corporate Transaction or provide for a cash-out of the value of any outstanding options. In addition, upon a Major Event (as defined in the 2004 Director Plan), all outstanding options under the 2004 Director Plan will become immediately exercisable.

If any option expires or is terminated, surrendered, canceled or forfeited, the unused shares of Common Stock covered by such option will again be available for grant under the 2004 Director Plan.

Amendment or Termination

No Award may be made under the 2004 Director Plan after the tenth anniversary of the date of Board approved thereof, but Awards previously granted may extend beyond that date. The Board of Directors may at any time amend, suspend or terminate the 2004 Director Plan, except that no Award designated as subject to Section 162(m) of the Code by the Board of Directors after the date of such amendment shall become exercisable, realizable or vested (to the extent such amendment was required to grant such Award) unless and until such amendment shall have been approved by the Company’s stockholders to the extent that stockholder approval is required by Section 162(m).

Federal Income Tax Consequences

The following is a summary of the United States federal income tax consequences that generally will arise with respect to Awards granted under the 2004 Director Plan and with respect to the sale of Common Stock acquired under the 2004 Director Plan. This summary is based on the federal tax laws in effect as of the date of this proxy statement. Changes to these laws could alter the tax consequences described below.

Nonstatutory Stock Options

A participant will not have income upon the grant of a nonstatutory stock option. A participant will have compensation income upon the exercise of a nonstatutory stock option equal to the value of the stock on the day the participant exercised the option less the exercise price. Upon sale of the stock, the participant will have capital gain or loss equal to the difference between the sales proceeds and the value of the stock on the day the option was exercised. This capital gain or loss will be long-term if the participant has held the stock for more than one year and otherwise will be short-term.

Tax Consequences to the Company

The grant of a nonstatutory stock option under the 2004 Director Plan generally will have no tax consequences to the Company, except that we will be entitled to a deduction when a participant has compensation income.

Accordingly, the Board of Directors believes adoption of the 2004 Director Plan is in the best interests of the Company and its stockholders and unanimously recommends a vote FOR the approval of the 2004 Director Plan.

INFORMATION CONCERNING INDEPENDENT AUDITORS

On May 20, 2002, our Board of Directors, upon recommendation of the Audit and Finance Committee informed our independent public accountants, Arthur Andersen LLP (“Andersen”), that they would be dismissed as our independent public accountants, and engaged KPMG LLP (“KPMG”) to serve as our independent auditors for the fiscal year ending December 31, 2002. The appointment of KPMG was effective immediately upon the dismissal of Andersen.

Andersen’s prior audit report on our financial statements for each of the two most recent fiscal years in the period ended December 31, 2001 contained no adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope, or accounting principles. During our two most recent fiscal years ended December 31, 2001, and the subsequent interim period through May 20, 2002, no disagreements between us and

Andersen on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to Andersen’s satisfaction, would have caused Andersen to make reference to the subject matter of the disagreement in connection with its reports; and during such period there were no reportable events of the kind listed in Item 304(a)(1)(v) of Securities and Exchange Commission Regulation S-K (“Regulation S-K”). We have filed a letter from Andersen addressed to the Securities and Exchange Commission (the “SEC”) stating their agreement with the above statements.

During our two most recent fiscal years ended December 31, 2001, and through May 20, 2002, we did not consult with KPMG regarding any of the matters or events set forth in Item 304(a)(2)(i) or (ii) of Regulation S-K.

On May 20, 2002, the Board, as the Sponsor of the Cytogen Retirement Savings Plan (the “Retirement Plan”), also dismissed Andersen as the Retirement Plan’s independent public accountants, and KPMG was appointed independent auditor of the Retirement Plan for the year ended December 31, 2001.

The decision to change auditors was not the result of any disagreement with Andersen with respect to any reporting or disclosure requirement applicable to the Retirement Plan. The reports of Andersen on the Retirement Plan’s financial statements for the fiscal years ended December 31, 2000 and 1999 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles. During the fiscal years ended December 31, 2000 and 1999 and the interim period from January 1, 2001 through May 24, 2002, there were no disagreements with Andersen, in connection with the Retirement Plan, on any matter of accounting principles or practices, financial statement disclosure or auditing scope and procedure which, if not resolved to the satisfaction of Andersen, would have caused Andersen to make reference to the matter in their report. During such fiscal years and interim period there were no “reportable events”, as that term is defined in paragraph (a)(1)(v) of Item 304 of Regulation S-K, in connection with the Retirement Plan.

The Retirement Plan provided Andersen with a copy of the foregoing disclosures. We have filed a letter from Andersen addressed to the SEC stating their agreement with the above statements applicable to the Retirement Plan.

During the fiscal years ended December 31, 2000 and 1999 and the interim period through May 24, 2002, we did not consult KPMG with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Retirement Plan’s financial statements, or on any other matters or reportable events listed in Item 304(a)(2)(i) and (ii) of Regulation S-K.

INDEPENDENT AUDITORS

We have selected KPMG LLP as our independent auditor for the year ended December 31, 2004. Representatives of KPMG LLP are expected to attend the Annual Meeting and have an opportunity to make a statement and/or respond to appropriate questions from stockholders.

STOCKHOLDERS’ PROPOSALS

Stockholders who intend to have a proposal considered for inclusion in our proxy materials for presentation at our 2005 Annual Meeting of Stockholders pursuant to Rule 14a-8 under the Exchange Act must submit their proposal to us at our offices at 650 College Road East, Suite 3100, Princeton, New Jersey, 08540, attention Rita Auld, Corporate Secretary, not later than January 8, 2005.

Stockholders who intend to present a proposal at such meeting without inclusion of such proposal in our proxy materials pursuant to Rule 14a-8 under the Exchange Act are required to provide advanced notice of such proposal to us at the aforementioned address not later than March 21, 2005.

If we do not receive notice of a stockholder proposal within this timeframe, our management will use its discretionary authority to vote the shares they represent, as our Board of Directors may recommend. We reserve the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with these and all other applicable requirements.

HOUSEHOLDING OF ANNUAL MEETING MATERIALS

Some banks, brokers and other nominee record holders may be participating in the practice of “householding” proxy statements and annual reports. This means that only one copy of our Proxy Statement or Annual Report may have been sent to multiple stockholders in your household. We will promptly deliver a separate copy of either document to you if you write to us at 650 College Road East, Suite 3100, Princeton, New Jersey 08540, attention Rita Auld, Corporate Secretary, or call us at (609) 750-8200. If you want to receive separate copies of the Annual Report and Proxy Statement in the future, or if you are receiving multiple copies and would like to receive only one copy for your household, you should contact your bank, broker, or other nominee record holder, or you may contact us at the above address and phone number.

Our annual report to stockholders for the fiscal year ended December 31, 2003, including financial statements for such period, is being mailed to stockholders with this Proxy Statement, but such annual report does not constitute a part of this Proxy Statement.

OTHER MATTERS

Our Board of Directors is not aware of any matter to be presented for action at the Annual Meeting other than the matters referred to above, and does not intend to bring any other matters before the Annual Meeting. However, if other matters should come before the Annual Meeting, we intend that holders of the proxies will vote thereon in their discretion.

GENERAL

The accompanying proxy is solicited by and on behalf of our Board of Directors, whose notice of meeting is attached to this Proxy Statement, and the entire cost of such solicitation will be borne by us.

In addition to the use of the mails, proxies may be solicited by personal interview, telephone and telegram by our directors, officers and other employees who will not be specially compensated for these services. We will also request that brokers, nominees, custodians and other fiduciaries forward soliciting materials to the beneficial owners of shares held of record by such brokers, nominees, custodians and other fiduciaries. We will reimburse such persons for their reasonable expenses in connection therewith.

Certain information contained in this Proxy Statement relating to the occupations and security holdings of our directors and officers is based upon information received from the individual directors and officers.

WE WILL FURNISH, WITHOUT CHARGE, A COPY OF OUR ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 2003, INCLUDING CONSOLIDATED FINANCIAL STATEMENTS, BUT NOT INCLUDING EXHIBITS, TO EACH OF OUR STOCKHOLDERS OF RECORD ON APRIL 21, 2004, AND TO EACH BENEFICIAL STOCKHOLDER ON THAT DATE UPON WRITTEN REQUEST MADE TO MS. RITA AULD, CORPORATE SECRETARY, CYTOGEN CORPORATION, 650 COLLEGE ROAD EAST, SUITE 3100, PRINCETON, NEW JERSEY 08540. A FEE FOR REASONABLE EXPENSES INCURRED IN FURNISHING SUCH EXHIBITS WILL BE CHARGED FOR COPIES OF REQUESTED EXHIBITS.

PLEASE DATE, SIGN AND RETURN THE PROXY CARD AT YOUR EARLIEST CONVENIENCE IN THE ENCLOSED RETURN ENVELOPE. A PROMPT RETURN OF YOUR PROXY CARD WILL BE APPRECIATED AS IT WILL SAVE THE EXPENSE OF FURTHER MAILINGS.

By Order of the Board of Directors

Princeton, New Jersey	Michael D. Becker
May 5, 2004	President and Chief Executive Officer

APPENDIX A

2004 STOCK INCENTIVE PLAN

CYTOGEN CORPORATION

2004 STOCK INCENTIVE PLAN

1. Purpose

The purpose of this 2004 Stock Incentive Plan (the “Plan”) of Cytogen Corporation, a Delaware corporation (the “Company”), is to advance the interests of the Company’s stockholders by enhancing the Company’s ability to attract, retain and motivate persons who make (or are expected to make) important contributions to the Company by providing such persons with equity ownership opportunities and performance-based incentives and thereby better aligning the interests of such persons with those of the Company’s stockholders. Except where the context otherwise requires, the term “Company” shall include any of the Company’s present or future parent or subsidiary corporations as defined in Sections 424(e) or (f) of the Internal Revenue Code of 1986, as amended, and any regulations promulgated thereunder (the “Code”) and any other business venture (including, without limitation, joint venture or limited liability company) in which the Company has a controlling interest, as determined by the Board of Directors of the Company (the “Board”).

2. Eligibility

All of the Company’s employees, officers, consultants and advisors are eligible to be granted options and restricted stock awards (each, an “Award”) under the Plan. Each person who has been granted an Award under the Plan shall be deemed a “Participant.”

3. Administration and Delegation

(a) Administration by Board of Directors. The Plan will be administered by the Board. The Board shall have authority to grant Awards and to adopt, amend and repeal such administrative rules, guidelines and practices relating to the Plan as it shall deem advisable. The Board may correct any defect, supply any omission or reconcile any inconsistency in the Plan or any Award in the manner and to the extent it shall deem expedient to carry the Plan into effect and it shall be the sole and final judge of such expediency. All decisions by the Board shall be made in the Board’s sole discretion and shall be final and binding on all persons having or claiming any interest in the Plan or in any Award. No director or person acting pursuant to the authority delegated by the Board shall be liable for any action or determination relating to or under the Plan made in good faith.

(b) Appointment of Committees. To the extent permitted by applicable law, the Board may delegate any or all of its powers under the Plan to one or more committees or subcommittees of the Board (a “Committee”). All references in the Plan to the “Board” shall mean the Board or a Committee of the Board or the executive officers referred to in Section 3(c) to the extent that the Board’s powers or authority under the Plan have been delegated to such Committee or executive officers.

(c) Delegation to Executive Officers. To the extent permitted by applicable law, the Board may delegate to one or more executive officers of the Company, the power to grant Awards to non-officer employees of the Company or any of its present or future subsidiary corporations and to exercise such other powers under the Plan as the Board may determine, provided that the Board shall fix the terms of the Awards to be granted by such executive officers (including the exercise price of such Awards, which may include a formula by which the exercise price will be determined) and the maximum number of shares subject to Awards that the executive officers may grant; provided further, however, that no executive officer shall be authorized to grant Awards to any “executive officer” of the Company (as defined in Rule 3b-7 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) or to any “officer” of the Company (as defined by Rule 16a-1 under the Exchange Act).

4. Stock Available for Awards

(a) Subject to adjustment under Section 7, Awards may be made under the Plan for up to one million two hundred thousand (1,200,000) shares of common stock, $0.01 par value per share, of the Company (the

“Common Stock”). No more than 200,000 shares of Common Stock (subject to adjustment under Section 7) may be issued pursuant to all Awards other than Options (as hereinafter defined). If any Award expires or is terminated, surrendered or canceled without having been fully exercised or is forfeited in whole or in part (including as the result of shares of Common Stock subject to such Award being repurchased by the Company at the original issuance price pursuant to a contractual repurchase right) or results in any Common Stock not being issued, the unused Common Stock covered by such Award shall again be available for the grant of Awards under the Plan, subject, however, in the case of Incentive Stock Options (as hereinafter defined), to any limitations under the Code. Shares issued under the Plan may consist in whole or in part of authorized but unissued shares or treasury shares.

(b) Per-Participant Limit. Subject to adjustment under Section 7, the maximum number of shares of Common Stock with respect to which Awards may be granted to any Participant under the Plan shall be 50,000 per calendar year. The per-Participant limit described in this Section 4(b) shall be construed and applied consistently with Section 162(m) of the Code or any successor provision thereto, and the regulations thereunder (“Section 162(m)”).

5. Stock Options

(a) General. The Board may grant options to purchase Common Stock (each, an “Option”) and determine the number of shares of Common Stock to be covered by each Option, the exercise price of each Option and the conditions and limitations applicable to the exercise of each Option, including conditions relating to applicable federal or state securities laws, as it considers necessary or advisable. An Option which is not intended to be an Incentive Stock Option (as hereinafter defined) shall be designated a “Nonstatutory Stock Option”.

(b) Incentive Stock Options. An Option that the Board intends to be an “incentive stock option” as defined in Section 422 of the Code (an “Incentive Stock Option”) shall only be granted to employees of the Company, any of its present or future parent or subsidiary corporations as defined in Sections 424(e) or (f) of the Code, and any other entities the employees of which are eligible to receive Incentive Stock Options under the Code, and shall be subject to and shall be construed consistently with the requirements of Section 422 of the Code. The Company shall have no liability to a Participant, or any other party, if an Option (or any part thereof) that is intended to be an Incentive Stock Option is not an Incentive Stock Option.

(c) Exercise Price.

(1) The exercise price shall be the Fair Market Value (as hereafter defined) of the Common Stock, as determined by the Board at the time the Option is granted, unless a higher exercise price is specified by the Board at the time of grant.

(2) All Option grants shall be made in accordance with the provisions of the Company’s Bylaws.

(3) Fair Market value shall mean: (i) if the Common Stock is traded in a market in which actual transactions are reported, the average of the high and low prices at which the Common Stock is reported to have traded on the relevant date in all markets on which trading in the Common Stock is reported, or if there is no reported sale of the Common Stock on the relevant date, the mean of the highest reported bid price and lowest reported asked price for the Common Stock on the relevant date, (ii) if the Common Stock is publicly traded but only in markets in which there is no reporting of actual transactions, the mean of the highest reported bid price and the lowest reported asked price for the Common Stock on the relevant date, or (iii) if the Common Stock is not publicly traded, the value of a share of Common Stock as determined by the Board.

(d) Duration of Options. Each Option shall be exercisable at such times and subject to such terms and conditions as the Board may specify in the applicable option agreement; provided, however, that no Option will be granted for a term in excess of 10 years.

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(e) Exercise of Option. Options may be exercised by delivery to the Company of a written notice of exercise signed by the proper person or by any other form of notice (including electronic notice) approved by the Board together with payment in full as specified in Section 5(f) for the number of shares for which the Option is exercised.

(f) Payment Upon Exercise. Common Stock purchased upon the exercise of an Option granted under the Plan shall be paid for as follows:

(1) in cash or by check, payable to the order of the Company;

(2) except as the Board may, in its sole discretion, otherwise provide in an option agreement, by (i) delivery of an irrevocable and unconditional undertaking by a creditworthy broker to deliver promptly to the Company sufficient funds to pay the exercise price and any required tax withholding or (ii) delivery by the Participant to the Company of a copy of irrevocable and unconditional instructions to a creditworthy broker to deliver promptly to the Company cash or a check sufficient to pay the exercise price and any required tax withholding;

(3) when the Common Stock is registered under the Securities Exchange Act of 1934 (the “Exchange Act”), by delivery of shares of Common Stock owned by the Participant valued at their Fair Market Value, provided (i) such method of payment is then permitted under applicable law and (ii) such Common Stock, if acquired directly from the Company was owned by the Participant at least six months prior to such delivery;

(4) to the extent permitted by applicable law and by the Board, in its sole discretion by (i) delivery of a promissory note of the Participant to the Company on terms determined by the Board, or (ii) payment of such other lawful consideration as the Board may determine; or

(5) by any combination of the above permitted forms of payment.

(g) Substitute Options. In connection with a merger or consolidation of an entity with the Company or the acquisition by the Company of property or stock of an entity, the Board may grant Options in substitution for any options or other stock or stock-based Options granted by such entity or an affiliate thereof. Substitute Options may be granted on such terms as the Board deems appropriate in the circumstances, notwithstanding any limitations on Options contained in the other sections of this Section 5 or in Section 2.

(h) Delivery of Stock Certificates. As promptly as practicable after an Option is exercised, the Company will deliver to the person who exercises the Option certificates, registered in that person’s name, representing the number of shares of Common Stock which were purchased by the exercise of the Option. Each certificate may bear a legend to indicate, if applicable, that (i) the Common Stock represented by the certificate was issued in a transaction which was not registered under the Securities Act of 1933, as amended, and may only be sold or transferred in a transaction which is registered under that Act or is exempt from the registration requirements of that Act, and (ii) the Common Stock represented by the certificate is subject to the obligation of the holder to pay any unpaid balance of the Exercise Price (whether pursuant to a promissory note or otherwise), and/or that the Common Stock is pledged to secure such an obligation.

6. Restricted Stock

(a) Grants. The Board may grant Awards entitling recipients to acquire shares of Common Stock, subject to the right of the Company to repurchase all or part of such shares at their issue price or other stated or formula price (or to require forfeiture of such shares if issued at no cost) from the recipient in the event that conditions specified by the Board in the applicable Award are not satisfied prior to the end of the applicable restriction period or periods established by the Board for such Award (each, a “Restricted Stock Award”).

(b) Terms and Conditions. The Board shall determine the terms and conditions of a Restricted Stock Award, including the conditions for repurchase (or forfeiture) and the issue price, if any.

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(c) Stock Certificates. Any stock certificates issued in respect of a Restricted Stock Award shall be registered in the name of the Participant and, unless otherwise determined by the Board, deposited by the Participant, together with a stock power endorsed in blank, with the Company (or its designee). At the expiration of the applicable restriction periods, the Company (or such designee) shall deliver the certificates no longer subject to such restrictions to the Participant or if the Participant has died, to the beneficiary designated, in a manner determined by the Board, by a Participant to receive amounts due or exercise rights of the Participant in the event of the Participant’s death (the “Designated Beneficiary”). In the absence of an effective designation by a Participant, “Designated Beneficiary” shall mean the Participant’s estate.

(d) Deferred Delivery of Shares. The Board may, at the time any Restricted Stock Award is granted, provide that, at the time Common Stock would otherwise be delivered pursuant to the Award, the Participant shall instead receive an instrument evidencing the right to future delivery of Common Stock at such time or times, and on such conditions, as the Board shall specify. The Board may at any time accelerate the time at which delivery of all or any part of the Common Stock shall take place.

7. Adjustments for Changes in Common Stock and Certain Other Events

(a) Changes in Capitalization. In the event of any stock split, reverse stock split, stock dividend, recapitalization, combination of shares, reclassification of shares, spin-off or other similar change in capitalization or event, or any distribution to holders of Common Stock other than an ordinary cash dividend, (i) the number and class of securities available under this Plan, (ii) the per-Participant limit set forth in Section 4(b), (iii) the number and class of securities and exercise price per share subject to each outstanding Option, and (iv) the repurchase price per share subject to each outstanding Restricted Stock Award shall be appropriately adjusted by the Company (or substituted Awards may be made, if applicable). If this Section 7(a) applies and Section 7(c) also applies to any event, Section 7(c) shall be applicable to such event, and this Section 7(a) shall not be applicable.

(b) Liquidation or Dissolution. In the event of a proposed liquidation or dissolution of the Company, the Board shall upon written notice to the Participants provide that all then unexercised Options will (i) become exercisable in full as of a specified time at least 10 business days prior to the effective date of such liquidation or dissolution and (ii) terminate effective upon such liquidation or dissolution, except to the extent exercised before such effective date.

(c) Reorganization Events.

(1) Definition. A “Reorganization Event” shall mean (a) any merger or consolidation of the Company with or into another entity as a result of which all of the Common Stock of the Company is converted into or exchanged for the right to receive cash, securities or other property or (b) any exchange of all of the Common Stock of the Company for cash, securities or other property pursuant to a share exchange transaction.

(2) Consequences of a Reorganization Event on Options. Upon the occurrence of a Reorganization Event, or the execution by the Company of any agreement with respect to a Reorganization Event, the Board shall provide that all outstanding Options shall be assumed, or equivalent options shall be substituted, by the acquiring or succeeding corporation (or an affiliate thereof). For purposes hereof, an Option shall be considered to be assumed if, following consummation of the Reorganization Event, the Option confers the right to purchase, for each share of Common Stock subject to the Option immediately prior to the consummation of the Reorganization Event, the consideration (whether cash, securities or other property) received as a result of the Reorganization Event by holders of Common Stock for each share of Common Stock held immediately prior to the consummation of the Reorganization Event (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding shares of Common Stock); provided, however, that if the consideration received as a result of the Reorganization Event is not solely common stock of the acquiring or succeeding corporation (or an affiliate

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thereof), the Company may, with the consent of the acquiring or succeeding corporation, provide for the consideration to be received upon the exercise of Options to consist solely of common stock of the acquiring or succeeding corporation (or an affiliate thereof) equivalent in fair market value to the per share consideration received by holders of outstanding shares of Common Stock as a result of the Reorganization Event.

Notwithstanding the foregoing, if the acquiring or succeeding corporation (or an affiliate thereof) does not agree to assume, or substitute for, such Options, then the Board shall, upon written notice to the Participants, provide that all then unexercised Options will become exercisable in full as of a specified time prior to the Reorganization Event and will terminate immediately prior to the consummation of such Reorganization Event, except to the extent exercised by the Participants before the consummation of such Reorganization Event; provided, however, in the event of a Reorganization Event under the terms of which holders of Common Stock will receive upon consummation thereof a cash payment for each share of Common Stock surrendered pursuant to such Reorganization Event (the “Acquisition Price”), then the Board may instead provide that all outstanding Options shall terminate upon consummation of such Reorganization Event and that each Participant shall receive, in exchange therefor, a cash payment equal to the amount (if any) by which (A) the Acquisition Price multiplied by the number of shares of Common Stock subject to such outstanding Options (whether or not then exercisable), exceeds (B) the aggregate exercise price of such Options.

(3) Consequences of a Reorganization Event on Restricted Stock Awards. Upon the occurrence of a Reorganization Event, the repurchase and other rights of the Company under each outstanding Restricted Stock Award shall inure to the benefit of the Company’s successor and shall apply to the cash, securities or other property which the Common Stock was converted into or exchanged for pursuant to such Reorganization Event in the same manner and to the same extent as they applied to the Common Stock subject to such Restricted Stock Award.

8. General Provisions Applicable to Awards

(a) Transferability of Awards. Except as the Board may otherwise determine or provide in an Award, Awards shall not be sold, assigned, transferred, pledged or otherwise encumbered by the person to whom they are granted, either voluntarily or by operation of law, except by will or the laws of descent and distribution, and, during the life of the Participant, shall be exercisable only by the Participant. References to a Participant, to the extent relevant in the context, shall include references to authorized transferees.

(b) Documentation. Each Award shall be evidenced in such form (written, electronic or otherwise) as the Board shall determine. Each Award may contain terms and conditions in addition to those set forth in the Plan.

(c) Board Discretion. Except as otherwise provided by the Plan, each Award may be made alone or in addition or in relation to any other Award. The terms of each Award need not be identical, and the Board need not treat Participants uniformly.

(d) Termination of Service of Holder of Award Other Than Because of Disability or Death. If there is a termination of service of a person to whom an Award has been granted, other than by reason of the person’s death or disability, each Award held by the person may be exercised (if otherwise exercisable) until the earlier of (i) the end of the three-month period immediately following the date of the termination of service, (ii) the expiration of the term specified in the Award, or (iii) such earlier time as may be determined at the time of granting the Award.

(e) Total Disability of Holder of Award. If there is a termination of service of a person to whom an Award has been granted by reason of his or her disability, each Award held by the person may be exercised (if otherwise exercisable) until the earlier of (i) the end of the one-year period immediately following the date of the

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termination of service, (ii) the expiration of the term specified in the Award, or (iii) such earlier time as may be determined at the time of granting the Award.

(f) Death of Holder of Award. If there is a termination of service of a person to whom an Award has been granted by reason of his or her death, or a Participant dies following the date of his or her termination of service but at a time when an Award still would be exercisable by that person but for the death of the person, each Award held by the person at the time of his or her death may be exercised by the person or persons to whom the Award passed by will or by the laws of descent and distribution (but by no other persons) until the earlier of (i) the end of the one-year period immediately following the date of death (or such other period as may be determined at the time of granting the Award), or (ii) the expiration of the term specified in the Award. In the event of a Participant’s death, all of such person’s outstanding Options will transfer to the maximum extent permitted by law to such person’s designated beneficiary. Each Participant may name, from time to time, any beneficiary or beneficiaries (which may be named contingently or successively) as his or her beneficiary for purposes of this Plan. Each designation shall be on a form prescribed by the Company, will be effective only when delivered to the Company, when effective will revoke all prior designations by the Participant and will be allowed only to the extent permitted by applicable law. If a Participant dies with no such beneficiary designation in effect, such person’s Options will be transferable by will or pursuant to the laws of descent and distribution applicable to such person.

(g) Withholding. Each Participant shall pay to the Company, or make provision satisfactory to the Board for payment of, any taxes required by law to be withheld in connection with Awards to such Participant no later than the date of the event creating the tax liability. Except as the Board may otherwise provide in an Award, when the Common Stock is registered under the Exchange Act, Participants may satisfy such tax obligations in whole or in part by delivery of shares of Common Stock, including shares retained from the Award creating the tax obligation, valued at their Fair Market Value; provided, however, that the total tax withholding where stock is being used to satisfy such tax obligations cannot exceed the Company’s minimum statutory withholding obligations (based on minimum statutory withholding rates for federal and state tax purposes, including payroll taxes, that are applicable to such supplemental taxable income). The Company may, to the extent permitted by law, deduct any such tax obligations from any payment of any kind otherwise due to a Participant.

(h) Amendment of Award. Subject to the provisions of the Company’s Bylaws, the Board may amend, modify or terminate any outstanding Award, including but not limited to, substituting therefor another Award of the same or a different type, or converting an Incentive Stock Option to a Nonstatutory Stock Option, provided that the Participant’s consent to such action shall be required unless the Board determines that the action, taking into account any related action, would not materially and adversely affect the Participant.

(i) Conditions on Delivery of Stock. The Company will not be obligated to deliver any shares of Common Stock pursuant to the Plan or to remove restrictions from shares previously delivered under the Plan until (i) all conditions of the Award have been met or removed to the satisfaction of the Company, (ii) in the opinion of the Company’s counsel, all other legal matters in connection with the issuance and delivery of such shares have been satisfied, including any applicable securities laws and any applicable stock exchange or stock market rules and regulations, and (iii) the Participant has executed and delivered to the Company such representations or agreements as the Company may consider appropriate to satisfy the requirements of any applicable laws, rules or regulations.

(j) Acceleration. The Board may at any time provide that any Award shall become immediately exercisable in full or in part, free of some or all restrictions or conditions, or otherwise realizable in full or in part, as the case may be.

(k) Deferred Delivery of Shares Issuable Pursuant to an Award. The Board may, at the time any Award is granted, provide that, at the time Common Stock would otherwise be delivered pursuant to the Award, the Participant shall instead receive an instrument evidencing the right to future delivery of Common Stock at such

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time or times, and on such conditions, as the Board shall specify. The Board may at any time accelerate the time at which delivery of all or any part of the Common Stock shall take place.

9. Miscellaneous

(a) No Right to Employment or Other Status. No person shall have any claim or right to be granted an Award, and the grant of an Award shall not be construed as giving a Participant the right to continued employment or any other relationship with the Company. The Company expressly reserves the right at any time to dismiss or otherwise terminate its relationship with a Participant free from any liability or claim under the Plan, except as expressly provided in the applicable Award.

(b) No Rights As Stockholder. Subject to the provisions of the applicable Award, no Participant or designated beneficiary shall have any rights as a stockholder with respect to any shares of Common Stock to be distributed with respect to an Award until becoming the record holder of such shares. Notwithstanding the foregoing, in the event the Company effects a split of the Common Stock by means of a stock dividend and the exercise price of and the number of shares subject to such Option are adjusted as of the date of the distribution of the dividend (rather than as of the record date for such dividend), then an optionee who exercises an Option between the record date and the distribution date for such stock dividend shall be entitled to receive, on the distribution date, the stock dividend with respect to the shares of Common Stock acquired upon such Option exercise, notwithstanding the fact that such shares were not outstanding as of the close of business on the record date for such stock dividend.

(c) Effective Date and Term of Plan. The Plan shall become effective on the date on which it is adopted by the Board, but no Award granted to a Participant that is intended to comply with Section 162(m) shall become exercisable, vested or realizable, as applicable to such Award, unless and until the Plan has been approved by the Company’s stockholders to the extent stockholder approval is required by Section 162(m) in the manner required under Section 162(m) (including the vote required under Section 162(m)). No Awards shall be granted under the Plan after the completion of ten years from the earlier of (i) the date on which the Plan was adopted by the Board or (ii) the date the Plan was approved by the Company’s stockholders, but Awards previously granted may extend beyond that date.

(d) Amendment of Plan. Subject to the provisions of the Company’s Bylaws, the Board may amend, suspend or terminate the Plan or any portion thereof at any time, provided that to the extent required by Section 162(m), no Award granted to a Participant that is intended to comply with Section 162(m) after the date of such amendment shall become exercisable, realizable or vested, as applicable to such Award, unless and until such amendment shall have been approved by the Company’s stockholders if required by Section 162(m) (including the vote required under Section 162(m)).

(e) Reservation of Shares. The Company will at all times keep reserved for issuance on exercise of Awards a number of authorized but unissued or reacquired shares of Common Stock equal to the maximum number of shares the Company may be required to issue on exercise of outstanding Awards (assuming no subsequent adjustments under Section 7).

(f) Governing Law. The provisions of the Plan and all Awards made hereunder shall be governed by and interpreted in accordance with the laws of the State of Delaware, without regard to any applicable conflicts of law.

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APPENDIX B

2004 NON-EMPLOYEE DIRECTOR STOCK INCENTIVE PLAN

CYTOGEN CORPORATION

2004 NON-EMPLOYEE DIRECTOR STOCK INCENTIVE PLAN

1. Purpose

The purpose of this 2004 Non-Employee Director Stock Incentive Plan (the “Plan”) of Cytogen Corporation, a Delaware corporation (the “Company”), is to advance the interests of the Company’s stockholders by enhancing the Company’s ability to attract, retain and motivate persons who act as Non-Employee Directors of the Company (as such term is defined in the Securities Exchange Act of 1934, as amended), by providing such persons with equity ownership opportunities and performance-based incentives and thereby better aligning the interests of such persons with those of the Company’s stockholders. Except where the context otherwise requires, the term “Company” shall include any of the Company’s present or future parent or subsidiary corporations as defined in Sections 424(e) or (f) of the Internal Revenue Code of 1986, as amended, and any regulations promulgated thereunder (the “Code”) and any other business venture (including, without limitation, joint venture or limited liability company) in which the Company has a controlling interest, as determined by the Board of Directors of the Company (the “Board”).

2. Eligibility

All of the Company’s Non-Employee Directors are eligible to be granted options (each, an “Option”) and Compensation Shares, as defined in Section 5(a)(5) hereof, under the Plan. Each person who has been granted an Option or Compensation Shares under the Plan shall be deemed a “Participant.”

3. Administration and Delegation

(a) Administration by Board. The Plan will be administered by the Board. The Board shall have authority to adopt, amend and repeal such administrative rules, guidelines and practices relating to the Plan as it shall deem advisable. The Board may correct any defect, supply any omission or reconcile any inconsistency in the Plan or any award of options or issuance of Compensation Shares in the manner and to the extent it shall deem expedient to carry the Plan into effect and it shall be the sole and final judge of such expediency. All decisions by the Board shall be made in the Board’s sole discretion and shall be final and binding on all persons having or claiming any interest in the Plan or in any Option or Compensation Shares. No Director or person acting pursuant to the authority delegated by the Board shall be liable for any action or determination relating to or under the Plan made in good faith.

(b) Appointment of Committees. To the extent permitted by applicable law, the Board may delegate any or all of its powers under the Plan to one or more committees or subcommittees of the Board (a “Committee”). All references in the Plan to the “Board” shall mean the Board or a Committee of the Board to the extent that the Board’s powers or authority under the Plan have been delegated to such Committee.

4. Stock Available Under the Plan

Subject to adjustment under Section 6, Options and Compensation Shares may be made under the Plan for up to three hundred seventy five thousand (375,000) shares of common stock, $0.01 par value per share, of the Company (the “Common Stock”). If any Option expires or is terminated, surrendered or canceled without having been fully exercised or is forfeited in whole or in part (including as the result of shares of Common Stock subject to such Option being repurchased by the Company at the original issuance price pursuant to a contractual repurchase right) or results in any Common Stock not being issued, the unused Common Stock covered by such Option shall again be available for the grant of Options under the Plan. Shares issued under the Plan may consist in whole or in part of authorized but unissued shares or treasury shares.

5. Stock Options

(a) Option Grants.

(1) Each person who is newly-elected a Director of the Company at an annual meeting of the stockholders of the Company, such person not having previously served as a Director of the Company and such person not being an employee of the Company, shall, as of the date of such annual meeting, be granted an Option to purchase ten thousand (10,000) shares of Common Stock; provided, however, that the Board may, from time to time, by resolution of the Board, increase or decrease the number of shares granted to such newly elected Directors.

(2) Each person who is appointed a Director of the Company after the date of the most recent annual meeting of the stockholders of the Company, and who is not an employee of the Company as of such date of appointment, shall be granted on such date an Option to purchase a pro rata portion of ten thousand (10,000) shares of Common Stock, based upon the number of full calendar months remaining after the date of appointment until but not including the one year anniversary month of such preceding annual meeting; provided, however, the Board may, from time to time, by resolution of the Board, increase or decrease such number of shares of Common Stock.

(3) Effective upon approval of the Plan by the stockholders, each person who, upon the conclusion of such meeting of stockholders, is a Director and not an employee of the Company (an “Eligible Director”), shall be granted an option to purchase ten thousand (10,000) shares of Common Stock.

(4) On the day following each annual meeting of the stockholders of the Company, commencing with the 2004 annual meeting, each person who is on that date an Eligible Director and who was re-elected at that meeting shall be granted an Option to purchase ten thousand (10,000) shares of Common Stock; provided, however, that the Board may, from time to time, by resolution of the Board, increase or decrease the number of shares granted to such re-elected Directors. In addition, on each such date, the then Chairman of the Board shall receive an Option to purchase an additional seven thousand five hundred (7,500) shares of Common Stock; provided, however, that the Board may, from time to time, by resolution of the Board, increase or decrease the number of shares so granted to the Chairman of the Board.

(5) Eligible Directors shall receive, at the sole discretion of and after formal action by the Board, Compensation Shares, as defined below, in such number of shares of Common Stock that is equal to each respective Eligible Director’s Cash Component, as defined below, compensation divided by the Fair Market Value of the Company’s Common Stock as of the date of issuance of such Compensation Shares, which shall be no earlier than the date on which the applicable Cash Component compensation becomes due and payable by the Company, subject to the terms and conditions set forth herein. Compensation Shares shall not be issued for services not yet rendered by an Eligible Director to the Company. As used herein: (i) Compensation Shares means any shares of Common Stock issued to Eligible Directors hereunder in payment of such Eligible Director’s Cash Component of compensation; and (ii) Cash Component means Director cash compensation, including but not limited to annual services fees, fees payable for board and committee meetings attended and fees for committees chaired.

(6) Subject to Section 5(a)(5) hereof, and subject to adjustment under Section 6, Eligible Directors shall receive Compensation Shares in lieu of the Cash Component of such Eligible Director’s compensation until at least such time as: (i) such Eligible Director owns two thousand (2,000) shares of the Company’s Common Stock, excluding options or other rights to acquire shares of the Company’s Common Stock, whether exercisable or unexercisable; or (ii) if fewer than 2,000 shares are so owned, such smaller number of shares having a Fair Market Value, as defined below, of in excess of one hundred thousand dollars ($100,000), excluding the value, if any, of options to purchase Common Stock, whether exercisable or unexercisable, or other rights to acquire Common Stock of the Company.

(7) Upon achieving either of the milestones (i) or (ii) set forth in Section 5(a)(6) hereof, each such Eligible Director may, at his or her option, elect to cease receiving his or her Cash Component to which he or she is entitled in shares of Common Stock under the Plan; provided, however, that such Eligible Director

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must make such election by providing notice of such election to the Company. Additionally, any Director who has reached either of the milestones (i) or (ii) set forth in Section 5(a)(6) hereof may thereafter choose to receive subsequent compensation in cash or Compensation Shares upon written election made from time to time and to the Company in advance of the provision of all services provided therefor.

(8) Each Option and Compensation Shares provided for in this Section 5 shall be granted automatically and without further action by the Board or the Company’s stockholders. Promptly after the date of grant of each Option provided for in this Section 5, the Company shall cause an Option Agreement to be executed and delivered to the holder of the Option. No other Options may be granted at any time under this Plan. All Compensation Shares required to be issued pursuant to the terms of this Section 5 shall be valued at, and issued on, the next business day immediately following the date upon which the Cash Component becomes due and payable to such Eligible Director.

(b) Exercise Price. The exercise price of each Option will be 100% of the Fair Market Value of the Common Stock on the date of grant of the Option (the “Exercise Price”). Fair Market value shall mean: (i) if the Common Stock is traded in a market in which actual transactions are reported, the average of the high and low prices at which the Common Stock is reported to have traded on the relevant date in all markets on which trading in the Common Stock is reported, or if there is no reported sale of the Common Stock on the relevant date, the mean of the highest reported bid price and lowest reported asked price for the Common Stock on the relevant date, (ii) if the Common Stock is publicly traded but only in markets in which there is no reporting of actual transactions, the mean of the highest reported bid price and the lowest reported asked price for the Common Stock on the relevant date, or (iii) if the Common Stock is not publicly traded, the value of a share of Common Stock as determined by the Board.

(c) Duration of Options.

(1) No Option granted under this Plan may be exercised more than 10 years after the date of grant of the option.

(2) Except as provided in Sections 5(f) and 5(g), Options shall become exercisable in full on the first anniversary of the date of grant.

(d) Exercise of Option. Options may be exercised, in whole or in part, at any time, by delivery to the Company of a written notice of exercise signed by the proper person or by any other form of notice (including electronic notice) approved by the Board together with payment in full as specified in Section 5(e) for the number of shares for which the Option is exercised.

(e) Payment Upon Exercise. Common Stock purchased upon the exercise of an Option granted under the Plan shall be paid for in cash, which may be satisfied by a check, in an amount equal to Exercise Price of the Option.

(f) Termination of Service of Director Holding an Option Other Than Because of Death, Disability Retirement or Certain Voluntary Resignations. Subject to the provisions of Section 5(c), if there is a termination of service of a Director to whom an Option has been granted, other than by reason of the Director’s death or disability or retirement or voluntary resignation, after three years’ service as an Eligible Director, upon or after turning age 55, each Option held by the Director may be exercised until the earlier of (x) the end of the three-month period immediately following the date of termination of service, or (y) the expiration of the term of the option.

(g) Death or Disability of Director Holding an Option. Notwithstanding the provisions of Section 5(c), if there is a termination of service of a Director to whom an option has been granted by reason of the Director’s death or disability, or a former Director dies within three months following the date of his or her termination of service, each option held by the Director on the date of the Director’s termination of service may be exercised in

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full (i.e., in respect of up to 100% of the Option shares, regardless of the time elapsed since the date of grant) until the earlier of (x) the end of the one-year period immediately following the date of termination of service or (y) the expiration of the term of the Option. In the event of an Eligible Director’s death, all of such person’s outstanding Options will transfer to the maximum extent permitted by law to such person’s designated beneficiary. Each Eligible Director may name, from time to time, any beneficiary or beneficiaries (which may be named contingently or successively) as his or her beneficiary for purposes of this Plan. Each designation shall be on a form prescribed by the Company, will be effective only when delivered to the Company, when effective will revoke all prior designations by the Eligible Director and will be allowed only to the extent permitted by applicable law. If an Eligible Director dies with no such beneficiary designation in effect, such person’s Options will be transferable by will or pursuant to the laws of descent and distribution applicable to such person.

(h) Retirement or Certain Voluntary Resignations. If there is a termination of service of a Director by reason of the Director’s retirement or voluntary resignation at any time after the Director has reached age 55 and, in each such case, such Director has provided a minimum of three years’ service as an Eligible Director, each Option held by the Director on the date of the Director’s termination of service may be exercised in full (i.e., in respect of up to 100% of the option shares, regardless of the time elapsed since the date of grant) until the earlier of (x) the end of the five year period immediately following the date of termination of service or (y) the expiration of the term of the option.

6. Adjustments for Changes in Common Stock and Certain Other Events.

(a) Changes in Capitalization. In the event of any stock split, reverse stock split, stock dividend, recapitalization, combination of shares, reclassification of shares, spin-off or other similar change in capitalization or event, or any distribution to holders of Common Stock other than an ordinary cash dividend, (i) the number and class of securities available under this Plan, (ii) the number of shares received under Section 5(a)(6) and (iii) the number and class of securities and exercise price per share subject to each outstanding Option shall be appropriately adjusted by the Company (or substituted Options may be made, if applicable). If this Section 6(a) applies and Section 6(d) also applies to any event, Section 6(d) shall be applicable to such event, and this Section 6(a) shall not be applicable.

(b) Company Discretion. The existence of outstanding Options or Compensation Shares shall not affect in any way the right or power of the Company or its stockholders to make or authorize any or all adjustments, recapitalizations, reorganizations or other changes in the Company’s capital structure or its business, or any merger or consolidation of the Company, or any issue of bonds, debentures, preferred or prior preference stock ahead of or affecting the Common Stock or the rights thereof, or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business or any other corporate act or proceeding, whether of a similar character or otherwise. Except as expressly provided herein, the issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, for cash or property, or for labor or services either upon direct sale or upon the exercise of rights or warrants to subscribe therefor, or on conversion of shares or obligations of the Company convertible into such shares or other securities, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number, class or price of shares of Common Stock then subject to outstanding options.

(c) Liquidation or Dissolution. In the event of a proposed liquidation or dissolution of the Company, the Board shall upon written notice to the Participants provide that all then unexercised Options will (i) become exercisable in full as of a specified time at least 10 business days prior to the effective date of such liquidation or dissolution and (ii) terminate effective upon such liquidation or dissolution, except to the extent exercised before the effective date.

(d) Corporate Transactions; Major Events.

(1) If as a result of any (i) reorganization, (ii) merger or consolidation of the Company with or into another entity as a result of which all of the Common Stock of the Company is converted into or exchanged

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for the right to receive cash, securities or other property, or (iii) any exchange of all of the Common Stock of the Company for cash, securities or other property pursuant to a share exchange transaction (each of (i), (ii) and (iii) being a “Corporate Transaction”) while an Option is outstanding, or the execution by the Company of any agreement with respect to a Corporate Transaction, then (regardless of whether the transaction will also constitute a Major Event (as defined below)) the Board shall provide that all outstanding Options shall be assumed, or equivalent options shall be substituted, by the acquiring or succeeding corporation (or an affiliate thereof). For purposes hereof, an Option shall be considered to be assumed if, following consummation of the Corporate Transaction, the Option confers the right to purchase, for each share of Common Stock subject to the Option immediately prior to the consummation of the Corporate Transaction, the consideration (whether cash, securities or other property) received as a result of the Corporate Transaction by holders of Common Stock for each share of Common Stock held immediately prior to the consummation of the Corporate Transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding shares of Common Stock); provided, however, that if the consideration received as a result of the Corporate Transaction is not solely common stock of the acquiring or succeeding corporation (or an affiliate thereof), the Company may, with the consent of the acquiring or succeeding corporation, provide for the consideration to be received upon the exercise of Options to consist solely of common stock of the acquiring or succeeding corporation (or an affiliate thereof) equivalent in fair market value to the per share consideration received by holders of outstanding shares of Common Stock as a result of the Corporate Transaction.

Notwithstanding the foregoing, if the acquiring or succeeding corporation (or an affiliate thereof) does not agree to assume, or substitute for, such Options, or in the event of a liquidation or dissolution of the Company, the Board shall, upon written notice to the Participants, provide that all then unexercised Options will become exercisable in full as of a specified time prior to the Corporate Transaction and will terminate immediately prior to the consummation of such Corporate Transaction, except to the extent exercised by the Participants before the consummation of such Corporate Transaction; provided, however, that in the event of a Corporate Transaction under the terms of which holders of Common Stock will receive upon consummation thereof a cash payment for each share of Common Stock surrendered pursuant to such Corporate Transaction (the “Acquisition Price”), then the Board may instead provide that all outstanding Options shall terminate upon consummation of such Corporate Transaction and that each Participant shall receive, in exchange therefor, a cash payment equal to the amount (if any) by which (A) the Acquisition Price multiplied by the number of shares of Common Stock subject to such outstanding Options (whether or not then exercisable) exceeds (B) the aggregate exercise price of such Options.

In the event of a Corporate Transaction, Compensation Shares shall be adjusted in the same manner as the Company’s Common Stock.

(2) Upon the occurrence of a Major Event (regardless of whether such event also constitutes a Corporate Transaction), all of the Option Shares covered by an Option shall become immediately available for purchase upon exercise of the option, without regard to the vesting provisions of Section 5(c)(2). “Major Event” shall mean when (i) the Company enters into one or more definitive agreements to merge or consolidate the Company with or into another corporation, or to sell or otherwise dispose of all or substantially all of the Company’s assets, or to effect any other transaction, share exchange consolidation or reorganization having similar results or effect; (ii) any person other than the Company makes a tender or exchange offer for more than 50% of Common Stock pursuant to which purchases of any amount of Common Stock are made; (iii) stock representing more than 50% of the voting power of the Company is acquired by any person other than the Company in any one or more transactions occurring in any 24 month period.

7. General Provisions Applicable to Options and Compensation Shares.

(a) (i) Transferability of Options. Except as the Board may otherwise determine or provide in an Option, Options shall not be sold, assigned, transferred, pledged or otherwise encumbered by the person to whom they

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are granted, either voluntarily or by operation of law, except by will or the laws of descent and distribution, and, during the life of the Participant, shall be exercisable only by the Participant. References to a Participant, to the extent relevant in the context, shall include references to authorized transferees.

(ii) Transferability of Compensation Shares. For one year after the date of issuance of Compensation Shares to any Eligible Director, such Compensation Shares shall not be transferable by such Eligible Director. During this one year period, Compensation Shares may not be assigned, pledged or hypothecated in any way, and will not be transferable otherwise than by will or the laws of descent and distribution. The Company will not recognize any attempt to assign, transfer, pledge, hypothecate or otherwise dispose of Compensation Shares contrary to the provisions of this Plan, or any levy of any attachment or similar process upon any Compensation Shares, and, except as expressly stated in this Plan, the Company will not be required to, and will not, remove any related restrictive legend from the Compensation Shares until such one year period has expired. The Compensation Shares shall bear a restrictive legend evidencing such lock-up (the “Lock-up Legend”). Upon the expiration of such one year lock-up period, Compensation Shares shall become fully transferable by the holder, subject to the terms of the Securities Act of 1933, as amended and state securities laws. The Company shall take reasonable steps to remove the Lock-up Legend from the Compensation Shares within a reasonable time after the expiration of such period upon the request of an Eligible Director. Notwithstanding such lock-up provision, upon the occurrence of a Corporate Transaction, all of the Compensation Shares issued hereunder to Eligible Directors shall be treated in a like manner as are the outstanding shares of the Company’s Common Stock upon the occurrence of such Corporate Transaction.

(b) Documentation. Each Option shall be evidenced in such form (written, electronic or otherwise) as the Board shall determine. Each Option may contain terms and conditions in addition to those set forth in the Plan.

(c) Amendment of Option. Subject to the provisions of the Company’s Bylaws, the Board may amend, modify or terminate any outstanding Option, including but not limited to, substituting therefor another Option of the same or a different type, provided that the Participant’s consent to such action shall be required unless the Board determines that the action, taking into account any related action, would not materially and adversely affect the Participant.

(d) Conditions on Delivery of Stock. The Company will not be obligated to deliver any shares of Common Stock pursuant to the Plan or to remove restrictions from shares previously delivered under the Plan until (i) all conditions of the Option have been met or removed to the satisfaction of the Company, (ii) in the opinion of the Company’s counsel, all other legal matters in connection with the issuance and delivery of such shares have been satisfied, including any applicable securities laws and any applicable stock exchange or stock market rules and regulations, and (iii) the Participant has executed and delivered to the Company such representations or agreements as the Company may consider appropriate to satisfy the requirements of any applicable laws, rules or regulations.

(e) Deferred Delivery of Shares Issuable Pursuant to an Option. The Board may, at the time any Option is granted, provide that, at the time Common Stock would otherwise be delivered pursuant to the Option, the Participant shall instead receive an instrument evidencing the right to future delivery of Common Stock at such time or times, and on such conditions, as the Board shall specify. The Board may at any time accelerate the time at which delivery of all or any part of the Common Stock shall take place.

(f) Acceleration. The Board may at any time provide that any Award shall become immediately exercisable in full or in part, free of some or all restrictions or conditions, or otherwise realizable in full or in part, as the case may be.

8. Miscellaneous

(a) No Rights As Stockholder. Subject to the provisions of the applicable Option, no Participant or designated beneficiary shall have any rights as a stockholder with respect to any shares of Common Stock to be

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distributed with respect to an Option until becoming the record holder of such shares. Notwithstanding the foregoing, in the event the Company effects a split of the Common Stock by means of a stock dividend and the exercise price of and the number of shares subject to such Option are adjusted as of the date of the distribution of the dividend (rather than as of the record date for such dividend), then an optionee who exercises an Option between the record date and the distribution date for such stock dividend shall be entitled to receive, on the distribution date, the stock dividend with respect to the shares of Common Stock acquired upon such Option exercise, notwithstanding the fact that such shares were not outstanding as of the close of business on the record date for such stock dividend.

(b) Effective Date and Term of Plan. The Plan shall become effective on the date on which it is adopted by the Board, but no Option granted to a Participant that is intended to comply with Section 162(m) shall become exercisable, vested or realizable, as applicable to such Option, unless and until the Plan has been approved by the Company’s stockholders to the extent stockholder approval is required by Section 162(m) in the manner required under Section 162(m) (including the vote required under Section 162(m)). No Options shall be granted under the Plan after the completion of ten years from the earlier of (i) the date on which the Plan was adopted by the Board or (ii) the date the Plan was approved by the Company’s stockholders, but Options previously granted may extend beyond that date.

(c) Amendment of Plan. Subject to the provisions of the Company’s Bylaws, the Board may amend, suspend or terminate the Plan or any portion thereof at any time, provided that to the extent required by Section 162(m), no Option granted to a Participant that is intended to comply with Section 162(m) after the date of such amendment shall become exercisable, realizable or vested, as applicable to such Option, unless and until such amendment shall have been approved by the Company’s stockholders if required by Section 162(m) (including the vote required under Section 162(m)).

(d) Governing Law. The provisions of the Plan and all Options made hereunder shall be governed by and interpreted in accordance with the laws of the State of Delaware, without regard to any applicable conflicts of law.

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APPENDIX C

AUDIT AND FINANCE COMMITTEE CHARTER

CYTOGEN CORPORATION

AUDIT AND FINANCE COMMITTEE CHARTER

A. Purpose

The purpose of the Audit and Finance Committee is to assist the Board of Directors’ oversight of the Company’s accounting and financial reporting processes and the audits of the Company’s financial statements.

B. Structure and Membership

1. Number. The Audit and Finance Committee shall consist of at least three members of the Board of Directors.

2. Independence. Except as otherwise permitted by the applicable NASDAQ rules, each member of the Audit and Finance Committee shall be independent as defined by NASDAQ rules, meet the criteria for independence set forth in Rule 10A-3(b)(1) under the Exchange Act (subject to the exemptions provided in Rule 10A-3(c)), and not have participated in the preparation of the financial statements of the Company or any current subsidiary of the Company at any time during the past three years.

3. Financial Literacy. Each member of the Audit and Finance Committee must be able to read and understand fundamental financial statements, including the Company’s balance sheet, income statement, and cash flow statement, at the time of his or her appointment to the Audit and Finance Committee. In addition, at least one member must have past employment experience in finance or accounting, requisite professional certification in accounting, or any other comparable experience or background which results in the individual’s financial sophistication, including being or having been a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities. Unless otherwise determined by the Board of Directors (in which case disclosure of such determination shall be made in the Company’s annual report filed with the SEC), at least one member of the Audit and Finance Committee shall be an “audit committee financial expert” (as defined by applicable SEC rules).

4. Chair. Unless the Board of Directors elects a Chair of the Audit and Finance Committee, the Audit and Finance Committee shall elect a Chair by majority vote.

5. Compensation. The compensation of Audit and Finance Committee members shall be as determined by the Board of Directors. No member of the Audit and Finance Committee may receive, directly or indirectly, any consulting, advisory or other compensatory fee from the Company or any of its subsidiaries, other than fees paid in his or her capacity as a member of the Board of Directors or a committee of the Board.

6. Selection and Removal. Members of the Audit and Finance Committee shall be appointed by the Board of Directors, upon the recommendation of the Nominations and Corporate Governance Committee. The Board of Directors may remove members of the Audit and Finance Committee from such committee, with or without cause.

C. Authority and Responsibilities

General

The Audit and Finance Committee shall discharge its responsibilities, and shall assess the information provided by the Company’s management and the independent auditor, in accordance with its business judgment. Management is responsible for the preparation, presentation, and integrity of the Company’s financial statements and for the appropriateness of the accounting principles and reporting policies that are used by the Company. The independent auditors are responsible for auditing the Company’s financial statements and for reviewing the Company’s unaudited interim financial statements. The authority and responsibilities set forth in this Charter do not reflect or create any duty or obligation of the Audit and

Finance Committee to plan or conduct any audit, to determine or certify that the Company’s financial statements are complete, accurate, fairly presented, or in accordance with generally accepted accounting principles or applicable law, or to guarantee the independent auditor’s report.

Oversight of Independent Auditors

1. Selection. The Audit and Finance Committee shall be solely and directly responsible for appointing, evaluating, retaining and, when necessary, terminating the engagement of the independent auditor. The Audit and Finance Committee may, in its discretion, seek stockholder ratification of the independent auditor it appoints.

2. Independence. The Audit and Finance Committee shall take, or recommend that the full Board of Directors take, appropriate action to oversee the independence of the independent auditor. In connection with this responsibility, the Audit and Finance Committee shall obtain and review a formal written statement from the independent auditor describing all relationships between the auditor and the Company, including the disclosures required by Independence Standards Board Standard No. 1. The Audit and Finance Committee shall actively engage in dialogue with the auditor concerning any disclosed relationships or services that might impact the objectivity and independence of the auditor.

3. Compensation. The Audit and Finance Committee shall have sole and direct responsibility for setting the compensation of the independent auditor. The Audit and Finance Committee is empowered, without further action by the Board of Directors, to cause the Company to pay the compensation of the independent auditor established by the Audit and Finance Committee.

4. Preapproval of Services. The Audit and Finance Committee shall preapprove all audit services to be provided to the Company, whether provided by the principal auditor or other firms, and all other services (review, attest and non-audit) to be provided to the Company by the independent auditor; provided, however, that de minimis non-audit services may instead be approved in accordance with applicable SEC rules.

5. Oversight. The independent auditor shall report directly to the Audit and Finance Committee, and the Audit and Finance Committee shall have sole and direct responsibility for overseeing the work of the independent auditor, including resolution of disagreements between Company management and the independent auditor regarding financial reporting. In connection with its oversight role, the Audit and Finance Committee shall, from time to time as appropriate, receive and consider the reports required to be made by the independent auditor regarding:

•	critical accounting policies and practices;

•	alternative treatments within generally accepted accounting principles for policies and practices related to material items that have been discussed with Company management, including ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent auditor; and

•	other material written communications between the independent auditor and Company management.

Audited Financial Statements

6. Review and Discussion. The Audit and Finance Committee shall review and discuss with the Company’s management and independent auditor the Company’s audited financial statements, including the matters about which Statement on Auditing Standards No. 61 (Codification of Statements on Auditing Standards, AU §380) requires discussion.

7. Recommendation to Board Regarding Financial Statements. The Audit and Finance Committee shall consider whether it will recommend to the Board of Directors that the Company’s audited financial statements be included in the Company’s Annual Report on Form 10-K.

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8. Audit and Finance Committee Report. The Audit and Finance Committee shall prepare an annual committee report for inclusion where necessary in the proxy statement of the Company relating to its annual meeting of security holders.

Review of Other Financial Disclosures

9. Independent Auditor Review of Interim Financial Statements. The Audit and Finance Committee shall direct the independent auditor to use its best efforts to perform all reviews of interim financial information prior to disclosure by the Company of such information and to discuss promptly with the Audit and Finance Committee and the Chief Financial Officer any matters identified in connection with the auditor’s review of interim financial information which are required to be discussed by applicable auditing standards. The Audit and Finance Committee shall direct management to advise the Audit and Finance Committee in the event that the Company proposes to disclose interim financial information prior to completion of the independent auditor’s review of interim financial information.

Controls and Procedures

10. Oversight. The Audit and Finance Committee shall coordinate the Board of Directors’ oversight of the Company’s internal control over financial reporting, disclosure controls and procedures and code of conduct. The Audit and Finance Committee shall receive and review the reports of the CEO and CFO required by Rule 13a-14 of the Exchange Act.

11. Procedures for Complaints. The Audit and Finance Committee shall establish procedures for (i) the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters; and (ii) the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters.

12. Related-Party Transactions. The Audit and Finance Committee shall review all “related party transactions” (defined as transactions required to be disclosed pursuant to Item 404 of Regulation S-K) on an ongoing basis, and all such transactions must be approved by the Audit and Finance Committee.

Other

13. Risk Management. The Audit and Finance Committee shall be responsible for reviewing the Company’s risk management programs to assure protection of the Company’s assets.

14. Financial Planning. The Audit and Finance Committee shall be responsible for reviewing and making recommendations as to the Company’s financial planning and capital structure.

15. Banking Relationships and Arrangements. The Audit and Finance Committee shall be responsible for reviewing commercial and investment banking relationships; as well as reviewing and overseeing financial arrangements of the Company with such commercial banks and other financial institutions.

16. Financial Condition. The Audit and Finance Committee shall keep informed of the operating and financial condition of the Company and its requirements for funds.

17. Financing Activities. The Audit and Finance Committee shall be responsible for reviewing, and recommending to the full Board of Directors, the structure and terms of external financing required to achieve Company objectives.

18. Investment Policy. The Audit and Finance Committee shall be responsible for reviewing, and recommending to the full Board of Directors, financial policies relating to corporate investments.

19. Additional Powers. The Audit and Finance Committee shall have such other duties as may be delegated from time to time by the Board of Directors.

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D. Procedures and Administration

1. Meetings. The Audit and Finance Committee shall meet as often as it deems necessary in order to perform its responsibilities. The Audit and Finance Committee may also act by unanimous written consent in lieu of a meeting. The Audit and Finance Committee shall periodically meet separately with: (i) the independent auditor; (ii) Company management and (iii) the Company’s internal auditors. The Audit and Finance Committee shall keep such records of its meetings as it shall deem appropriate.

2. Subcommittees. The Audit and Finance Committee may form and delegate authority to one or more subcommittees (including a subcommittee consisting of a single member), as it deems appropriate from time to time under the circumstances. Any decision of a subcommittee to preapprove audit, review, attest or non-audit services shall be presented to the full Audit and Finance Committee at its next scheduled meeting.

3. Reports to Board. The Audit and Finance Committee shall report regularly to the Board of Directors.

4. Charter. At least annually, the Audit and Finance Committee shall review and reassess the adequacy of this Charter and recommend any proposed changes to the Board of Directors for approval.

5. Independent Advisors. The Audit and Finance Committee is authorized, without further action by the Board of Directors, to engage such independent legal, accounting and other advisors as it deems necessary or appropriate to carry out its responsibilities. Such independent advisors may be the regular advisors to the Company. The Audit and Finance Committee is empowered, without further action by the Board of Directors, to cause the Company to pay the compensation of such advisors as established by the Audit and Finance Committee.

6. Investigations. The Audit and Finance Committee shall have the authority to conduct or authorize investigations into any matters within the scope of its responsibilities as it shall deem appropriate, including the authority to request any officer, employee or advisor of the Company to meet with the Audit and Finance Committee or any advisors engaged by the Audit and Finance Committee.

7. Funding. The Audit and Finance Committee is empowered, without further action by the Board of Directors, to cause the Company to pay the ordinary administrative expenses of the Audit and Finance Committee that are necessary or appropriate in carrying out its duties.

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APPENDIX D

COMPENSATION COMMITTEE CHARTER

CYTOGEN CORPORATION

COMPENSATION COMMITTEE CHARTER

A. Purpose

The purpose of the Compensation Committee is to assist the Board of Directors in the discharge of its responsibilities relating to compensation of the Company’s executive officers.

B. Structure and Membership

1. Number. The Compensation Committee shall consist of at least three members of the Board of Directors.

2. Independence. Except as otherwise permitted by the applicable NASDAQ rules, each member of the Compensation Committee shall be an “independent director” as defined by the applicable NASDAQ rules.

3. Chair. Unless the Board of Directors elects a Chair of the Compensation Committee, the Compensation Committee shall elect a Chair by majority vote.

4. Compensation. The compensation of Compensation Committee members shall be as determined by the Board of Directors.

5. Selection and Removal. Members of the Compensation Committee shall be appointed by the Board of Directors, upon the recommendation of the Nominations Committee. The Board of Directors may remove members of the Compensation Committee from such committee, with or without cause.

C. Authority and Responsibilities

General

The Compensation Committee shall discharge its responsibilities, and shall assess the information provided by the Company’s management, in accordance with its business judgment.

Compensation Matters

1. Executive Officer Compensation. The Compensation Committee, or a majority of the independent directors of the Board of Directors, shall review and approve, or recommend for approval by the Board of Directors, the compensation of the Company’s Chief Executive Officer (the “CEO”) and the Company’s other executive officers, including salary, bonus and incentive compensation levels; deferred compensation; executive perquisites; equity compensation (including awards to induce employment); severance arrangements; change-in-control benefits and other forms of executive officer compensation. The Compensation Committee or the independent directors of the Board of Directors, as the case may be, shall meet without the presence of executive officers when approving or deliberating on CEO compensation but may, in its or their discretion, invite the CEO to be present during the approval of, or deliberations with respect to, other executive officer compensation.

2. Evaluation of Senior Executives. The Compensation Committee shall be responsible for overseeing the evaluation of the Company’s senior executives. In conjunction with the Audit Committee, in the case of the evaluation of the senior financial management, the Compensation Committee shall determine the nature and frequency of the evaluation and the persons subject to the evaluation.

3. Plan Recommendations and Approvals. The Compensation Committee shall periodically review and make recommendations to the Board of Directors with respect to incentive-compensation plans and equity-based plans. In addition, in the case of any tax-qualified, non-discriminatory employee benefit plans (and any parallel nonqualified plans) for which stockholder approval is not sought and pursuant to which options or stock may be acquired by officers, directors, employees or consultants of the Company, the Compensation Committee, or a majority of the independent directors of the Board of Directors, shall approve such plans.

4. Administration of Plans. The Compensation Committee shall exercise all rights, authority and functions of the Board of Directors under all of the Company’s stock option, stock incentive, employee stock purchase and other equity-based plans, including without limitation, the authority to interpret the terms thereof, to grant options thereunder and to make stock awards thereunder; provided, however, that, except as otherwise expressly authorized to do so by this charter or a plan or resolution of the Board of Directors, the Compensation Committee shall not be authorized to amend any such plan. The Compensation Committee, or a majority of the independent directors of the Board of Directors, shall approve any inducement awards granted in reliance on the exemption from shareholder approval contained in NASDAQ Rule 4350(i)(1)(A)(iv).

5. Director Compensation. The Compensation Committee shall periodically review and make recommendations to the Board of Directors with respect to director compensation.

6. Compensation Committee Report on Executive Compensation. The Compensation Committee shall prepare for inclusion where necessary in a proxy or information statement of the Company relating to an annual meeting of security holders at which directors are to be elected (or special meeting or written consents in lieu of such meeting), the report described in Item 402(k) of Regulation S-K.

7. Compensation Committee Report on Repricing of Options/SARs. If during the last fiscal year of the Company (while the Company was a reporting company pursuant to Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder (the “Exchange Act”)) any adjustment or amendment was made to the exercise price of any stock option or stock appreciation right previously awarded to a “named executive officer” (as such term is defined from time to time in Item 402(a)(3) of Regulation S-K), the Compensation Committee shall furnish the report required by Item 402(i) of Regulation S-K.

8. Additional Powers. The Compensation Committee shall have such other duties as may be delegated from time to time by the Board of Directors.

D. Procedures and Administration

1. Meetings. The Compensation Committee shall meet as often as it deems necessary in order to perform its responsibilities. The Compensation Committee may also act by unanimous written consent in lieu of a meeting. The Compensation Committee shall keep such records of its meetings as it shall deem appropriate.

2. Subcommittees. The Compensation Committee may form and delegate authority to one or more subcommittees as it deems appropriate from time to time under the circumstances (including (a) a subcommittee consisting of a single member and (b) a subcommittee consisting of at least two members, each of whom qualifies as a “non-employee director,” as such term is defined from time to time in Rule 16b-3 promulgated under the Exchange Act, and an “outside director,” as such term is defined from time to time in Section 162(m) of the Internal Revenue Code of 1986, as amended, and the rules and regulations thereunder).

3. Reports to Board. The Compensation Committee shall report regularly to the Board of Directors.

4. Charter. The Compensation Committee shall periodically review and reassess the adequacy of this Charter and recommend any proposed changes to the Board of Directors for approval.

5. Consulting Arrangements. The Compensation Committee shall have the authority to retain and terminate any compensation consultant to be used to assist in the evaluation of executive officer compensation and shall have authority to approve the consultant’s fees and other retention terms. The Compensation Committee shall also have authority to commission compensation surveys or studies as the need arises. The Compensation Committee is empowered, without further action by the Board of Directors, to cause the Company to pay the compensation of such consultants as established by the Compensation Committee.

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6. Independent Advisors. The Compensation Committee shall have the authority, without further action by the Board of Directors, to engage such independent legal, accounting and other advisors as it deems necessary or appropriate to carry out its responsibilities. Such independent advisors may be the regular advisors to the Company. The Compensation Committee is empowered, without further action by the Board of Directors, to cause the Company to pay the compensation of such advisors as established by the Compensation Committee.

7. Investigations. The Compensation Committee shall have the authority to conduct or authorize investigations into any matters within the scope of its responsibilities as it shall deem appropriate, including the authority to request any officer, employee or advisor of the Company to meet with the Compensation Committee or any advisors engaged by the Compensation Committee.

8. Annual Self-Evaluation. At least annually, the Compensation Committee shall evaluate its own performance.

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APPENDIX E

NOMINATING AND CORPORATE GOVERNANCE COMMITTEE CHARTER

CYTOGEN CORPORATION

NOMINATING AND CORPORATE GOVERNANCE COMMITTEE CHARTER

A. Purpose

The purpose of the Nominating and Corporate Governance Committee is to:

•	recommend to the Board the persons to be nominated for election as directors at any meeting of stockholders;

•	develop and recommend to the Board a set of corporate governance principles applicable to the Company; and

•	oversee the evaluation of the Board.

B. Structure and Membership

1. Number. The Nominating and Corporate Governance Committee shall consist of such number of directors as the Board shall from time to time determine.

2. Independence. Except as otherwise permitted by the applicable rules of NASDAQ, each member of the Nominating and Corporate Governance Committee shall be an “independent director” as defined by such rules.

3. Chair. Unless the Board elects a Chair of the Nominating and Corporate Governance Committee, the Committee shall elect a Chair by majority vote.

4. Compensation. The compensation of Nominating and Corporate Governance Committee members shall be as determined by the Board.

5. Selection and Removal. Members of the Nominating and Corporate Governance Committee shall be appointed by the Board, upon the recommendation of the Committee. The Board may remove members of the Nominating and Corporate Governance Committee from such Committee, with or without cause.

C. Authority and Responsibilities

General

The Nominating and Corporate Governance Committee shall discharge its responsibilities, and shall assess the information provided by the Company’s management, in accordance with its business judgment.

Board and Committee Membership

1. Selection of Director Nominees. Except where the Company is legally required by contract, bylaw or otherwise to provide third parties with the right to nominate directors, the Nominating and Corporate Governance Committee shall be responsible for recommending to the Board the nominees for election as directors at any meeting of stockholders and the persons to be elected by the Board to fill any vacancies on the Board. In making such recommendations, the Committee shall consider candidates proposed by stockholders. The Committee shall review and evaluate information available to it regarding candidates proposed by stockholders and shall apply the same criteria, and shall follow substantially the same process in considering them, as it does in considering other candidates.

2. Criteria for Selecting Directors. The Board’s criteria for selecting directors are as set forth in the Company’s Corporate Governance Guidelines. The Nominating and Corporate Governance Committee shall use such criteria and the principles set forth in such Guidelines to guide its director selection process. The Committee shall be responsible for reviewing with the Board, on an annual basis, the requisite skills and criteria for new Board members as well as the composition of the Board as a whole. The Committee may adopt, and periodically review and revise as it deems appropriate, procedures regarding director candidates proposed by stockholders.

3. Search Firms. The Nominating and Corporate Governance Committee shall have the authority to retain and terminate any search firm to be used to identify director nominees, including authority to approve the search firm’s fees and other retention terms. The Committee is empowered, without further action by the Board, to cause the Company to pay the compensation of any search firm engaged by the Committee.

4. Selection of Committee Members. The Nominating and Corporate Governance Committee shall be responsible for recommending to the Board the directors to be appointed to each committee of the Board.

Corporate Governance

5. Corporate Governance Guidelines. The Nominating and Corporate Governance Committee shall develop and recommend to the Board a set of Corporate Governance Guidelines applicable to the Company. The Committee shall, from time to time as it deems appropriate, review and reassess the adequacy of such Corporate Governance Guidelines and recommend any proposed changes to the Board for approval.

Evaluation of the Board; Succession Planning

6. Evaluation of the Board. The Nominating and Corporate Governance Committee shall be responsible for overseeing an annual self-evaluation of the Board to determine whether it and its committees are functioning effectively. The Committee shall propose, subject to full Board review, a procedure and process to be followed by the Board to accomplish an annual assessment of the Board’s performance.

7. Succession of Senior Executives. The Nominating and Corporate Governance Committee shall oversee an annual review by the Board on succession planning, which shall include transitional leadership in the event of an unplanned vacancy.

8. Additional Powers. The Nominating and Corporate Governance Committee shall have such other duties as may be delegated from time to time by the Board of Directors.

D. Procedures and Administration

1. Meetings. The Nominating and Corporate Governance Committee shall meet as often as it deems necessary in order to perform its responsibilities. The Committee shall keep such records of its meetings as it shall deem appropriate.

2. Subcommittees. The Nominating and Corporate Governance Committee may form and delegate authority to one or more subcommittees (including a subcommittee consisting of a single member), as it deems appropriate from time to time under the circumstances.

3. Reports to the Board. The Nominating and Corporate Governance Committee shall report regularly to the Board.

4. Charter. The Nominating and Corporate Governance Committee shall, from time to time as it deems appropriate, review and reassess the adequacy of this Charter and recommend any proposed changes to the Board for approval.

5. Independent Advisors. The Nominating and Corporate Governance Committee shall have the authority to engage such independent legal and other advisors as it deems necessary or appropriate to carry out its responsibilities. Such independent advisors may be the regular advisors to the Company. The Committee is empowered, without further action by the Board, to cause the Company to pay the compensation of such advisors as established by the Committee.

6. Investigations. The Nominating and Corporate Governance Committee shall have the authority to conduct or authorize investigations into any matters within the scope of its responsibilities as it shall deem appropriate, including the authority to request any officer, employee or advisor of the Company to meet with the Committee or any advisors engaged by the Committee.

7. Annual Self-Evaluation. At least annually, the Nominating and Corporate Governance Committee shall evaluate its own performance.

2

COMMON STOCK

CYTOGEN CORPORATION

PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

OF THE CORPORATION FOR THE ANNUAL MEETING OF STOCKHOLDERS

The undersigned hereby constitutes and appoints Michael D. Becker and Rita Auld, and each of them, his or her true and lawful agent and proxy with full power of substitution in each, to represent and to vote on behalf of the undersigned all of the shares of Cytogen Corporation (the “Company”) which the undersigned is entitled to vote at the Annual Meeting of Stockholders of the Company to be held at The Hyatt Regency Princeton, 102 Carnegie Center, Princeton, New Jersey 08540 at 11:00 a.m., local time, on Tuesday, June 15, 2004, and at any adjournment or adjournments thereof, upon the following proposals more fully described in the Notice of Annual Meeting of Stockholders and Proxy Statement for the Meeting (receipt of which is hereby acknowledged).

This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted FOR proposals 1, 2 and 3, which have been proposed by our Board of Directors.

(continued and to be signed on reverse side)

Please Detach and Mail In the Envelope Provided

☒	Please mark your votes as indicated in this example.

1.	ELECTION OF DIRECTORS.

	FOR	WITHHELD
	☐	☐

Nominees:
VOTE FOR all the nominees listed;	01	John E. Bagalay, Jr.
except vote withheld from the following	02	Michael D. Becker
nominee(s) (if any):	03	Allen Bloom
	04	Stephen K. Carter
	05	James A. Grigsby
	06	Robert F. Hendrickson
	07	Kevin G. Lokay
	08	H. Joseph Reiser

2.	APPROVAL OF THE ADOPTION OF THE COMPANY’S 2004 STOCK INCENTIVE PLAN.	FOR ☐	AGAINST ☐	ABSTAIN ☐

3.	APPROVAL OF THE ADOPTION OF THE COMPANY’S 2004 NON-EMPLOYEE DIRECTOR STOCK INCENTIVE PLAN.	FOR ☐	AGAINST ☐	ABSTAIN ☐

4.	In his or her discretion, the proxy is authorized to vote upon other matters as may properly come before the Meeting.
I will ☐ attend the Meeting.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY, USING THE ENCLOSED ENVELOPE.

Signature of Common Stockholder	Signature of Common Stockholder		Dated:

IF HELD JOINTLY

Note: This proxy must be signed exactly as the name appears hereon. When shares are held by joint tenants, both should sign. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If the signer is a partnership, please sign in partnership name by authorized person.